SEMI-ANNUAL REPORT APRIL 30, 2002 (UNAUDITED)

JPMORGAN FUNDS

[GRAPHIC]

TAX AWARE FUNDS

FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

TAX AWARE DISCIPLINED EQUITY FUND

TAX AWARE ENHANCED INCOME FUND

TAX AWARE SMALL COMPANY
OPPORTUNITIES FUND

TAX AWARE U.S. EQUITY FUND

[LOGO] JPMORGAN FLEMING
ASSET MANAGEMENT

CONTENTS

PRESIDENT'S LETTER                                                            1

JPMORGAN FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
FUND COMMENTARY                                                               3

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND
FUND COMMENTARY                                                               6

JPMORGAN TAX AWARE ENHANCED INCOME FUND
FUND COMMENTARY                                                               9

JPMORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
FUND COMMENTARY                                                              11

JPMORGAN TAX AWARE U.S. EQUITY FUND
FUND COMMENTARY                                                              14

PORTFOLIO OF INVESTMENTS                                                     17

FINANCIAL STATEMENTS                                                         49

NOTES TO FINANCIAL STATEMENTS                                                55

HIGHLIGHTS

- Equities stabilize after bear market.

- Global interest rates at lowest level for a generation.

- World economies recovering.

- Technology and telecom equity prices remain volatile.

NOT FDIC INSURED     May lose value / No bank guarantee

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMorgan TAX AWARE FUNDS

PRESIDENT'S LETTER    JUNE 3, 2002

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan Tax Aware Funds. Inside, you'll find information detailing the performance of each Fund for the six months ended April 30, 2002, along with a report from the portfolio manager.

ECONOMIES AND EQUITY MARKETS STABILIZE

In the six months under review, the world's leading central banks managed to stimulate the global economy. After a period in which fear dominated financial markets and recession threatened, there are signs of renewed growth throughout the major economies. Once again, the United States appears to be leading -- the U.S. economy is reported to have grown by a remarkable 5.8% in the first quarter of 2002. However, data also suggests that the economies of Europe and Japan are, at least, stable.

After substantial falls in 2001, the S&P 500 Index was up 2.31% by the end of the period and the MSCI EAFE Index (of international equity markets) had risen 5.66%. Most of this rally happened in the fourth quarter of 2001, as investors gained confidence that the authorities' monetary and military response to the September 11 attacks on America would succeed. With interest rates in the United States, Europe and Japan at their lowest in a generation, investors correctly assumed that economic revival was on its way.

At JPMorgan Fleming, our Funds participated in the equity-market rally. Indeed, in the wake of September 11, some of our managers recognized that the negative sentiment of markets did not reflect economic reality. They invested in equities with strong growth prospects, but trading on excessively low valuations. Such actions have boosted the value of our clients' funds, and also coincidentally supported the fragile markets.

OUTLOOK

While markets may have stabilized, this is not a classic economic recovery. Unlike most recoveries, there is no sign of a bounce back in corporate spending. The buoyant fourth quarter U.S. GDP numbers are a reflection of companies rebuilding their inventories and robust government spending. Further, there remain doubts over the reliability of corporate accounting, and areas of the telecom and technology universe remain mired in excess capacity.

What this means is that while equities remain a good long-term investment, they are unlikely to match the exceptional returns of the late 1990s. However, we at JPMorgan Fleming will strive to maximize returns on your investments.

Sincerely yours,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

Tax-aware strategies seek to reduce capital gains. There is no guarantee they will eliminate them.

JPMorgan FLEMING TAX AWARE
INTERNATIONAL OPPORTUNITIES FUND

AS OF APRIL 30, 2002 (UNAUDITED)

Q. HOW DID THE FUND PERFORM?
A. JPMorgan Fleming Tax Aware International Opportunities Fund, which seeks high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets, rose 7.88% (Institutional Shares) in the six months ended April 30, 2002. This compares with a rise of 8.36% for the Fund's benchmark, the MSCI All Country World Index Free (ex-U.S.).

Q. WHY DID THE FUND PERFORM IN THIS WAY?
A. The Fund trailed its MSCI All Country World Index Free (ex-U.S.) benchmark in a period of rising world equity markets. The manager added value in the auto, banking and oil sectors through judicious stock selection. There was poor performance, however, in the retail, media and leisure sectors, where some key holdings did not keep pace with their peer groups.

In autos, two Asian car companies stood out. Stock in Honda, the Japanese car manufacturer, performed exceptionally as the company's models continued to sell well in the U.S. market, and margins held up. In Korea, Hyundai performed well as its recent restructuring began to pay off in terms of higher return on equity. Hyundai's relatively cheap cars were also appropriately priced for the economic climate in the United States last year.

Performance in the banking sector was driven by underweight positions in Germany and overweights in Asia. The Fund was underweight in German retail banks where the lack of consolidation continues to impact profitability. However, the Fund profited from buying DBS Bank (the Singaporean bank) when it appeared cheap after making an acquisition. Additionally, the Fund bought Mizuho, the first Japanese bank it has owned in three years. While there remain credit problems in the Japanese banking system, we felt that Mizuho was undervalued.

From a negative perspective, global media stocks Reuters and Vivendi Universal suffered from concerns that revenues were under pressure. In retail, Japanese stock Fast Retailing fell back as its revenue growth slowed and the company reduced earnings expectations.

Q. HOW WAS THE FUND MANAGED?
A. Unwarranted economic pessimism in late 2001 enabled us to buy stocks below their fair valuations. In particular, the September 11 attacks on the United States led to indiscriminate price decreases, which created investment opportunities.

Q. WHAT IS THE OUTLOOK?
A. We believe international economies are following the U.S. trend towards higher economic growth, although to varying degrees. There is a likelihood that greater sensitivity to the economic cycle may cause the resultant rebound in corporate earnings to be greater in Europe and Japan than the United States. With international companies trading on relatively low valuations, we believe international markets may outperform the U.S. market this year.

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PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

                  United Kingdom              20.9%
                           Japan              20.5%
                          France              12.1%
                     Switzerland              11.1%
                 The Netherlands               6.9%
                           Spain               5.5%
                       Australia               4.6%
                       Hong Kong               3.6%
                           Other               3.4%
                           Italy               2.4%
                         Germany               1.9%
                         Belgium               1.7%
                          Russia               1.6%
                         Finland               1.5%
                           India               1.3%
                     South Korea               1.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. NOVARTIS AG (3.3%)
2. TOTALFINAELF SA (FRANCE) (2.9%)
3. VODAFONE GROUP PLC (UNITED KINGDOM) (2.8%)
4. UNILEVER PLC (UNITED KINGDOM) (2.5%)
5. UNICREDITO ITALIANO SPA (ITALY)(2.4%)
6. UBS AG (SWITZERLAND) (2.3%)
7. BNP PARIBAS (FRANCE) (2.2%)
8. RECKITT BENCKISER PLC (UNITED KINGDOM) (2.0%)
9. HEINEKEN HOLDING NV (NETHERLANDS)(2.0%)
10. BRITISH AIRWAYS PLC (UNITED KINGDOM) (2.0%)

TOP 10 EQUITY HOLDINGS COMPRISED 24.4% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($47,139 IN THOUSANDS). AS OF APRIL 30, 2002 THE FUND HELD 101 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                               SINCE INCEPTION
                                                                          1 YEAR                  (4/30/01)
------------------------------------------------------------------------------------------------------------------
    Class A Shares
       Without Sales Charge                                              -11.30%                   -11.30%
       With Sales Charge*                                                -16.43%                   -16.43%
       Return After Taxes On Distributions
       With Sales Charge*                                                -16.46%                   -16.46%
       Return After Taxes On Distributions And Sale
       Of Fund Shares With Sales Charge*                                 -10.09%                   -10.09%
    Class B Shares
       Without CDSC                                                      -11.73%                   -11.73%
       With CDSC**                                                       -16.15%                   -16.15%
    Class C Shares
       Without CDSC                                                      -11.73%                   -11.73%
       With CDSC***                                                      -12.62%                   -12.62%
       Institutional Shares                                              -10.60%                   -10.60%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period and 5% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who would hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (4/30/01 TO 4/30/02)

[CHART]

             JPMORGAN FLEMING TAX AWARE INTERNATIONAL      MSCI ALL COUNTRY              LIPPER INTERNATIONAL
             OPPORTUNITIES FUND (INSTITUTIONAL SHARES)  WORLD INDEX FREE (EX-U.S.)           FUNDS INDEX
 4/30/2001                    $3,000,000                       $3,000,000                    $3,000,000
 5/31/2001                    $2,937,900                       $2,917,200                    $2,927,400
 6/30/2001                    $2,851,820                       $2,805,180                    $2,844,847
 7/31/2001                    $2,719,780                       $2,742,905                    $2,770,881
 8/31/2001                    $2,699,654                       $2,674,881                    $2,715,187
 9/30/2001                    $2,401,612                       $2,391,076                    $2,419,231
10/31/2001                    $2,485,669                       $2,458,026                    $2,484,792
11/30/2001                    $2,603,738                       $2,570,358                    $2,577,475
12/31/2001                    $2,641,492                       $2,603,515                    $2,623,354
 1/31/2002                    $2,511,002                       $2,492,085                    $2,517,371
 2/28/2002                    $2,508,993                       $2,510,028                    $2,552,614
 3/31/2002                    $2,647,490                       $2,646,322                    $2,687,647
 4/30/2002                    $2,681,888                       $2,663,523                    $2,706,461

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 4/30/01.

All Shares Classes were introduced on 4/30/01.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Fleming Tax Aware International Opportunities Fund, MSCI All Country World Index Free (ex U.S.), and Lipper International Funds Index from April 30, 2001 to April 30, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI All Country World Index Free (ex U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance. The Lipper International Funds Index represents the total returns of the funds in the category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

JPMorgan TAX AWARE DISCIPLINED EQUITY FUND

AS OF APRIL 30, 2002 (UNAUDITED)

Q. HOW DID THE FUND PERFORM?
A. JPMorgan Tax Aware Disciplined Equity Fund, which seeks to provide high after tax total return from a portfolio of selected equity securities, rose 0.90% (Institutional Shares) in the six months ended April 30, 2002. This compares with a rise of 2.31% from the Fund's benchmark, the S&P 500 Index.

Q. WHY DID THE FUND PERFORM IN THIS WAY?
A. In spite of a renewed focus on investment fundamentals, the economic climate during the six months ended April 30, 2002 was not particularly suited to the Fund's investment style. While the Fund is often drawn to complex situations because they may mask a stock's true value, nervousness regarding corporate accounting and indebtedness may have caused investors to shy away from any kind of complexity in corporate accounts. This led to considerable price falls for a few key portfolio stocks in the industrial cyclical and telecom services sectors, resulting in underperformance. Most significant was the fall of more than 50% in Tyco International's share price. Tyco fell victim to concerns about its complex acquisition accounting and use of the commercial paper market. In telecom services, both Sprint PCS and WorldCom suffered from anxiety over their balance sheet leverage.

From a positive perspective, the Fund outperformed in almost all other sectors, including utilities, finance, insurance, consumer staples, retail and some areas of technology. CIGNA Healthcare was among the leading risers. The stock benefited as growing demand for healthcare enabled it to increase premiums. Similarly, investors were attracted to NCR, the payments technology company, by its defensive growth characteristics. Another strong holding was mortgage-lender Greenpoint, where the stock rose in tandem with the buoyant house-buying market.

Q. HOW WAS THE FUND MANAGED?
A. Although the equity market experienced wild swings of sentiment following the attacks of September 11, there were few changes to the portfolio's major holdings. We had positioned the Fund for economic recovery prior to this reporting period, and it remains positioned for recovery.

Q. WHAT IS THE OUTLOOK?
A. While economic growth has already picked up, we believe this has been largely the result of inventory restocking. We expect, however, that growth will become more sustainable as capital expenditure recovers and consumer spending remains strong. There is already anecdotal evidence of improvements in corporate earnings as companies tackle costs. This should become evident in reported profits by mid- to late-summer.

We expect the economy's return to a more normal environment of steady economic growth to favor our style of investment.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Pharmaceuticals                                                             10.8%
Capital Markets                                                              8.9%
Industrial Cyclical                                                          8.4%
Retail                                                                       7.9%
Energy                                                                       7.4%
Consumer Cyclical                                                            6.9%
Finance                                                                      5.9%
Software & Services                                                          5.2%
Insurance                                                                    5.1%
Consumer Staple                                                              5.0%
Semi-Conductors                                                              4.4%
Services                                                                     4.3%
Telecommunications                                                           4.1%
Systems Hardware                                                             4.1%
Technology                                                                   2.9%
Utilities                                                                    2.9%
Basic Materials                                                              2.8%
Health Services & Systems                                                    2.6%
REITs                                                                        0.3%
Cash Equivalents & Short Term Paper                                          0.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. GENERAL ELECTRIC CO. (3.9%)
2. MICROSOFT CORP. (3.4%)
3. CITIGROUP, INC. (3.4%)
4. EXXON MOBIL CORP. (3.2%)
5. WAL-MART STORES, INC. (2.3%)
6. INTEL CORP. (2.2%)
7. PFIZER, INC. (2.2%)
8. JOHNSON & JOHNSON (2.0%)
9. PHILIP MORRIS COMPANIES, INC. (2.0%)
10. COCA-COLA CO. (1.6%)

TOP 10 EQUITY HOLDINGS COMPRISED 26.2% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($69,990 IN THOUSANDS). AS OF APRIL 30, 2002 THE FUND HELD 234 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                      SINCE
                                              1 YEAR           3 YEARS             5 YEARS          INCEPTION
                                                                                                    (1/30/97)
--------------------------------------------------------------------------------------------------------------
Institutional Shares                         -13.70%            -6.81%              7.88%              8.00%

LIFE OF FUND PERFORMANCE (1/30/97 TO 4/30/02)

[CHART]

                   JPMORGAN TAX AWARE DISCIPLINED                                      LIPPER LARGE-CAP
                 EQUITY FUND (INSTITUTIONAL SHARES)        S&P 500 INDEX               CORE FUNDS INDEX
 1/30/1997                    $3,000,000                    $3,000,000                    $3,000,000
 1/31/1997                    $3,009,000                    $3,000,000                    $3,000,000
 2/28/1997                    $3,036,081                    $3,023,700                    $2,996,400
 3/31/1997                    $2,900,975                    $2,899,728                    $2,868,154
 4/30/1997                    $3,075,034                    $3,072,552                    $3,027,050
 5/31/1997                    $3,302,894                    $3,260,285                    $3,210,792
 6/30/1997                    $3,458,791                    $3,405,368                    $3,350,140
 7/31/1997                    $3,758,668                    $3,676,094                    $3,614,801
 8/31/1997                    $3,569,607                    $3,470,233                    $3,430,808
 9/30/1997                    $3,752,728                    $3,660,055                    $3,607,494
10/31/1997                    $3,623,634                    $3,537,809                    $3,496,384
11/30/1997                    $3,779,450                    $3,701,610                    $3,610,715
12/31/1997                    $3,844,456                    $3,765,277                    $3,676,430
 1/31/1998                    $3,895,972                    $3,806,695                    $3,712,827
 2/28/1998                    $4,179,989                    $4,081,158                    $3,976,066
 3/31/1998                    $4,394,422                    $4,290,113                    $4,172,882
 4/30/1998                    $4,463,854                    $4,333,873                    $4,215,028
 5/31/1998                    $4,421,447                    $4,259,330                    $4,142,951
 6/30/1998                    $4,581,946                    $4,432,259                    $4,339,741
 7/31/1998                    $4,539,334                    $4,385,277                    $4,304,589
 8/31/1998                    $3,857,526                    $3,751,604                    $3,660,192
 9/30/1998                    $4,120,995                    $3,992,082                    $3,842,104
10/31/1998                    $4,466,334                    $4,316,239                    $4,130,261
11/30/1998                    $4,794,163                    $4,577,803                    $4,376,012
12/31/1998                    $5,067,430                    $4,841,485                    $4,666,579
 1/31/1999                    $5,235,162                    $5,043,859                    $4,829,909
 2/28/1999                    $5,077,060                    $4,886,995                    $4,680,665
 3/31/1999                    $5,281,158                    $5,082,475                    $4,868,828
 4/30/1999                    $5,552,082                    $5,279,166                    $4,999,313
 5/31/1999                    $5,445,482                    $5,154,578                    $4,866,831
 6/30/1999                    $5,753,696                    $5,440,657                    $5,138,400
 7/31/1999                    $5,561,522                    $5,270,909                    $4,987,845
 8/31/1999                    $5,494,228                    $5,244,554                    $4,936,969
 9/30/1999                    $5,307,974                    $5,100,853                    $4,803,177
10/31/1999                    $5,570,718                    $5,423,737                    $5,097,612
11/30/1999                    $5,677,676                    $5,533,839                    $5,222,503
12/31/1999                    $5,949,069                    $5,859,229                    $5,569,800
 1/31/2000                    $5,651,021                    $5,565,096                    $5,344,780
 2/29/2000                    $5,528,394                    $5,459,915                    $5,343,176
 3/31/2000                    $6,077,916                    $5,993,895                    $5,807,498
 4/30/2000                    $5,844,524                    $5,813,479                    $5,617,593
 5/31/2000                    $5,734,062                    $5,694,303                    $5,474,345
 6/30/2000                    $5,872,253                    $5,834,382                    $5,674,706
 7/31/2000                    $5,780,059                    $5,743,366                    $5,586,180
 8/31/2000                    $6,152,873                    $6,100,029                    $5,971,627
 9/30/2000                    $5,838,461                    $5,777,948                    $5,653,936
10/31/2000                    $5,823,281                    $5,753,680                    $5,588,350
11/30/2000                    $5,372,559                    $5,300,290                    $5,096,576
12/31/2000                    $5,409,630                    $5,326,262                    $5,158,754
 1/31/2001                    $5,647,653                    $5,515,344                    $5,304,746
 2/28/2001                    $5,124,681                    $5,012,896                    $4,810,875
 3/31/2001                    $4,799,776                    $4,695,580                    $4,515,487
 4/30/2001                    $5,205,357                    $5,059,957                    $4,858,664
 5/31/2001                    $5,261,054                    $5,093,858                    $4,885,872
 6/30/2001                    $5,140,050                    $4,970,078                    $4,755,908
 7/31/2001                    $5,103,042                    $4,921,371                    $4,686,948
 8/31/2001                    $4,792,777                    $4,613,785                    $4,410,886
 9/30/2001                    $4,368,137                    $4,241,453                    $4,076,100
10/31/2001                    $4,452,005                    $4,322,464                    $4,172,296
11/30/2001                    $4,805,494                    $4,653,998                    $4,445,581
12/31/2001                    $4,842,497                    $4,694,953                    $4,495,816
 1/31/2002                    $4,733,540                    $4,626,406                    $4,424,783
 2/28/2002                    $4,636,976                    $4,537,117                    $4,350,446
 3/31/2002                    $4,801,589                    $4,707,712                    $4,498,361
 4/30/2002                    $4,493,063                    $4,422,425                    $4,263,097

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 1/30/97.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Tax Aware Disciplined Equity Fund, S&P 500 Index, and Lipper Large-Cap Core Funds Index from January 30, 1997 to April 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan TAX AWARE ENHANCED
INCOME FUND

AS OF APRIL 30, 2002 (UNAUDITED)

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Tax Aware Enhanced Income Fund, which seeks to provide high after tax current income consistent with principal preservation, returned 1.44% (Institutional Shares) for the six-month period ended April 30, 2002. This compares to the 0.97% return from the Fund's benchmark index, the Merrill Lynch 3-Month U.S. Treasury Bill Index.

Q: HOW DID THE FUND OUTPERFORM ITS BENCHMARK?
A: One reason for our outperformance was our active management of duration. The market was volatile throughout the period as investors tried to gauge the strength of the economic recovery, as well as the timing of the Fed's response. We also took advantage of shifting supply and demand between the taxable and tax-exempt markets to make sector allocation decisions that benefited the Fund. Also enhancing performance was our security selection in the municipal market. The major detractor, however, was security selection in the corporate bond market, which suffered from increased volatility and widening credit spreads in the wake of the Enron bankruptcy and the accompanying accounting scandals.

Q: HOW WAS THE FUND MANAGED?
A: When the period began, the U.S. economy was in recession. The Federal Reserve Board maintained an accommodative monetary policy and by year-end had lowered the Federal Funds Rate to 1.75%. During the first quarter, the economy seemed to be coming out of the recession at a faster-than-expected pace, but in April, as the reporting period ended, it appeared to have lost momentum.

Market perceptions of Fed policy flip-flopped during the period. Expectations of a May tightening were twice revised as mixed economic signals led many to believe that the Fed would delay an interest rate increase until August. As a result, the fixed income markets were volatile during the period, allowing us to take advantage of market fluctuations to tactically trade duration. We began the period with nearly 95% invested in municipals, but had trimmed that position to 75% in February, adding corporate bonds and asset-backed securities. As municipal bonds became cheaper in March, we reversed our strategy and finished the period 80% in municipals.

Q: WHAT IS THE OUTLOOK?
A: We believe the U.S. economy is unlikely to dip back into recession. We expect the Fed to remain on hold for the next few months with the first tightening of interest rates to come in August at the earliest. Therefore, we plan to retain a defensive approach, continuing to increase our allocation to tax-exempt floating-rate notes. Because we believe interest rates will begin to rise, we will look to set a strategic short-duration position. Nonetheless, we are mindful that committing to such a position too soon could have negative consequences for the Fund.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                SINCE INCEPTION
                                                1 YEAR                    3 YEARS                  (4/16/99)
    Class A Shares
       Without Sales Charge                      4.02%                     4.10%                     4.09%
       With Sales Charge*                        2.49%                     3.59%                     3.58%
       Return After Taxes On
       Distributions With Sales Charge*          2.20%                     3.30%                     3.29%
       Return After Taxes On
       Distributions And Sale Of
       Fund Shares With Sales Charge*            2.27%                     3.30%                     3.29%
    Institutional Shares                         4.29%                     4.36%                     4.34%
    Select Shares                                4.13%                     4.14%                     4.12%


LIFE OF FUND PERFORMANCE (4/16/99 TO 4/30/02)

[CHART]

                     JPMORGAN TAX AWARE ENHANCED       MERRILL LYNCH 3-MONTH        LIPPER SHORT-INTERMEDIATE
                  INCOME FUND (INSTITUTIONAL SHARES)  U.S. TREASURY BILL INDEX     INVESTMENT GRADE FUNDS INDEX
 4/16/1999                    $3,000,000                    $3,000,000                    $3,000,000
 4/30/1999                    $3,003,000                    $3,000,000                    $3,000,000
 5/31/1999                    $3,011,408                    $3,011,700                    $2,982,300
 6/30/1999                    $3,005,386                    $3,024,349                    $2,983,493
 7/31/1999                    $3,015,604                    $3,036,749                    $2,980,211
 8/31/1999                    $3,025,857                    $3,048,896                    $2,983,787
 9/30/1999                    $3,036,145                    $3,062,616                    $3,010,641
10/31/1999                    $3,046,771                    $3,074,560                    $3,016,964
11/30/1999                    $3,056,826                    $3,086,858                    $3,023,299
12/31/1999                    $3,068,136                    $3,100,749                    $3,018,764
 1/31/2000                    $3,063,841                    $3,114,083                    $3,010,614
 2/29/2000                    $3,074,564                    $3,127,784                    $3,032,290
 3/31/2000                    $3,101,313                    $3,144,049                    $3,058,065
 4/30/2000                    $3,096,351                    $3,158,826                    $3,054,395
 5/31/2000                    $3,107,807                    $3,178,095                    $3,065,085
 6/30/2000                    $3,134,534                    $3,191,761                    $3,099,108
 7/31/2000                    $3,146,759                    $3,206,124                    $3,118,322
 8/31/2000                    $3,159,346                    $3,222,795                    $3,141,086
 9/30/2000                    $3,171,983                    $3,239,876                    $3,169,670
10/31/2000                    $3,185,306                    $3,256,724                    $3,179,179
11/30/2000                    $3,197,728                    $3,274,636                    $3,208,109
12/31/2000                    $3,226,828                    $3,292,646                    $3,242,115
 1/31/2001                    $3,239,412                    $3,314,378                    $3,288,153
 2/28/2001                    $3,250,426                    $3,326,972                    $3,311,171
 3/31/2001                    $3,278,380                    $3,342,276                    $3,335,011
 4/30/2001                    $3,273,135                    $3,356,982                    $3,343,015
 5/31/2001                    $3,300,629                    $3,370,074                    $3,363,742
 6/30/2001                    $3,311,191                    $3,379,848                    $3,377,533
 7/31/2001                    $3,321,456                    $3,391,001                    $3,419,077
 8/31/2001                    $3,341,052                    $3,402,191                    $3,441,301
 9/30/2001                    $3,353,080                    $3,416,821                    $3,473,993
10/31/2001                    $3,364,816                    $3,425,705                    $3,500,395
11/30/2001                    $3,365,152                    $3,433,241                    $3,483,243
12/31/2001                    $3,370,873                    $3,438,734                    $3,479,760
 1/31/2002                    $3,387,727                    $3,443,892                    $3,489,852
 2/28/2002                    $3,396,874                    $3,448,370                    $3,499,972
 3/31/2002                    $3,396,535                    $3,453,542                    $3,484,222
 4/30/2002                    $3,413,534                    $3,459,068                    $3,512,096




Source: Lipper Analytical Services, Inc. Past performance is no guarantee of the future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Sales Charge for Class A Shares is 4.50%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who would hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund commenced operations on 4/16/99.

Returns for the Select Shares prior to 5/6/99 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A Shares prior to 11/30/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Tax Aware Enhanced Income Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index, and Lipper Short-Intermediate Investment Grade Funds Index from April 16, 1999 to April 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market. The Lipper Short-Intermediate Investment Grade Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan TAX AWARE SMALL COMPANY
OPPORTUNITIES FUND

AS OF APRIL 30, 2002 (UNAUDITED)

Q. HOW DID THE FUND PERFORM?
A. JPMorgan Tax Aware Small Company Opportunities Fund, which seeks to provide high after tax total return from a portfolio of small company growth stocks, rose 3.65% (Select shares) in the six months ending April 30, 2002. This compares with a rise of 10.40% from the Fund's benchmark, the Russell 2000 Growth Index.

Q. WHY DID THE FUND PERFORM IN THIS WAY?
A. Although small cap growth performance has been weak in the first three months of 2002, the group's six-month performance benefited from an impressive fourth quarter 2001 rally. There was good performance from a number of stocks that benefited from the strength of U.S. consumer spending. Station Casinos, which caters to local U.S. gamblers, and is based in Las Vegas, rose 110%. Coach Leather Goods rose 82%. Meanwhile, Espeed, a web-based bond-trading portal that was based in the World Trade Center, rose 130%. The Fund bought the stock in the wake of September 11, when many assumed Espeed would have closed. Instead, Espeed carried on and reported solid revenues in the first quarter of 2002.

Even so, the Fund trailed its benchmark, as some of the long-term growth stocks in which it invests, were marked down in a generally risk-averse market environment. In particular, holdings in the software and services, and pharmaceutical sectors performed poorly. One of the worst performing stocks was Smartforce (-60%), which designs corporate training software. In an environment of low capital spending, the company reported lower sales and disappointing earnings. Another software company that performed badly was Precise Software (-31%), which is a technology infrastructure integrator. We believe Precise's stock price fell simply as a result of the negative market sentiment towards the sector. In pharmaceuticals, biotechnology stocks corrected, as investors shied away from risk and as fears grew about the increasing difficulty of getting drugs to market. One holding, Abgenix, was down 53%, while Isis Pharmaceuticals fell 39%.

Q. HOW WAS THE FUND MANAGED?
A. The portfolio is positioned slightly more defensively than it was at the beginning of the period. As the economy has recovered more slowly than hoped, we have sold stocks where performance has been disappointing. The Fund is also taking fewer sector bets than normal.

Q. WHAT IS THE OUTLOOK?
A. We expect small cap stocks to outperform in the foreseeable future, as they have historically done during economic recoveries. Further, we believe that the disparity between the performance of small cap growth and value stocks will shrink.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Software & Services                                                               12.9%
Semi-Conductors                                                                   11.4%
Pharmaceuticals                                                                   10.8%
Health Services & Systems                                                          9.8%
Retail                                                                             8.9%
Energy                                                                             7.4%
Services                                                                           5.7%
Industrial Cyclical                                                                5.6%
Capital Markets                                                                    5.4%
Technology                                                                         4.8%
Basic Materials                                                                    4.4%
Cash Equivalents & Short Term Paper                                                3.5%
Consumer Cyclical                                                                  3.0%
Finance                                                                            1.7%
Consumer Staple                                                                    1.5%
Systems Hardware                                                                   1.2%
Utilities                                                                          0.9%
Telecommunications                                                                 0.6%
REITs                                                                              0.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. SPINNAKER EXPLORATION CO. (2.7%)
2. GLOBAL INDUSTRIES LTD (2.4%)
3. ESPEED, INC. (2.3%)
4. HOOPER HOLMES, INC. (2.2%)
5. AUGUST TECHNOLOGY CORP. (2.2%)
6. WASTE CONNECTIONS, INC. (2.1%)
7. RELIANCE STEEL & ALUMINUM CO. (2.0%)
8. EXAR CORP. (1.9%)
9. SYMYX TECHNOLOGIES, INC. (1.9%)
10. NEUROCRINE BIOSCIENCES, INC. (1.8%)

TOP 10 EQUITY HOLDINGS COMPRISED 21.5% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($20,122 IN THOUSANDS). AS OF APRIL 30, 2002, THE FUND HELD 110 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

   AVERAGE ANNUAL TOTAL RETURNS

                                                                                               SINCE INCEPTION
                                                                          1 YEAR                  (12/12/00)
--------------------------------------------------------------------------------------------------------------
    Class A Shares
       Without Sales Charge                                              -23.10%                   -21.44%
       With Sales Charge*                                                -27.51%                   -24.75%
       Return After Taxes On Distributions
       With Sales Charge*                                                -27.51%                   -24.75%
       Return After Taxes On Distributions And Sale
       Of Fund Shares With Sales Charge*                                 -16.89%                   -19.58%
    Class B Shares
       Without CDSC                                                      -23.03%                   -21.38%
       With CDSC**                                                       -26.88%                   -23.67%
    Class C Shares
       Without CDSC                                                      -23.46%                   -21.70%
       With CDSC***                                                      -24.23%                   -21.70%
    Select Shares                                                        -22.75%                   -21.17%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period and 4% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who would hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts

LIFE OF FUND PERFORMANCE (12/12/00 TO 4/30/02)

[CHART]

                JPMORGAN TAX AWARE SMALL COMPANY                               RUSSELL 2000
               OPPORTUNITIES FUND (SELECT SHARES)     S&P 500 INDEX            GROWTH INDEX
12/12/2000                    $1,000,000               $1,000,000               $1,000,000
12/31/2000                    $1,108,700               $1,000,000               $1,000,000
 1/31/2001                    $1,144,733               $1,035,500               $1,080,900
 2/28/2001                      $918,763                 $941,166                 $932,709
 3/31/2001                      $780,121                 $881,590                 $847,925
 4/30/2001                      $932,167                 $950,002                 $951,711
 5/31/2001                      $954,819                 $956,367                 $973,791
 6/30/2001                      $952,813                 $933,127               $1,000,376
 7/31/2001                      $862,106                 $923,982                 $915,044
 8/31/2001                      $794,775                 $866,233                 $857,853
 9/30/2001                      $632,085                 $796,328                 $719,396
10/31/2001                      $694,787                 $811,538                 $788,602
11/30/2001                      $764,822                 $873,783                 $854,450
12/31/2001                      $809,488                 $881,472                 $907,682
 1/31/2002                      $765,452                 $868,603                 $875,369
 2/28/2002                      $698,781                 $851,839                 $818,732
 3/31/2002                      $766,143                 $883,868                 $889,880
 4/30/2002                      $720,000                 $830,306                 $870,659

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 12/12/00.

Returns for the Class A, B, and C Shares prior to 4/16/01 (offering date of the Class A, B, and C Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A, B, and C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Tax Aware Small Company Opportunities Fund, S&P 500 Index, and Russell 2000 Growth Index from December 12, 2000 to April 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan TAX AWARE U.S. EQUITY FUND

AS OF APRIL 30, 2002 (UNAUDITED)

Q. HOW DID THE FUND PERFORM?
A. JPMorgan Tax Aware U.S. Equity Fund, which seeks to provide high after tax total return from a portfolio of selected equity securities, fell 0.97% (Select shares) in the six months ending April 30, 2002. This compares with a rise of 2.31% from the Fund's benchmark, the S&P 500 Index.

Q. WHY DID THE FUND PERFORM IN THIS WAY?
A. During the reporting period, the market was characterized by a laser-like focus on companies' accounting practices, financial complexity and/or liquidity status. While most of the portfolio's positions performed in line with expectations, one of the largest holdings, Tyco International, came under significant pressure during the first four months of 2002. A complex company by nature, due to its highly acquisitive business strategy, the conglomerate's accounting practices came under scrutiny in early January and liquidity became a larger concern as the year progressed. Another holding, Sprint PCS, suffered from anxiety over its balance-sheet leverage. In healthcare, Bristol-Myers Squibb stock fell back after reporting a poor set of first quarter profits.

From a positive perspective, three stocks stood out: CIGNA Healthcare, Target and Ambac Financial. CIGNA Healthcare benefited as growing demand for healthcare enabled it to increase premiums. Meanwhile, Target reported buoyant profits driven by strong consumer spending, and Ambac rose in response to growth in premium income.

Q. HOW WAS THE FUND MANAGED?
A. We made a number of changes to the Fund's holdings over the period, adjusting the portfolio to take advantage of those companies likely to do well in the next phase of economic growth. Shortly before the beginning of the reporting period, we took a hard look at the likely effect of the September 11 terrorist attacks on various companies. We looked closely at insurance stock XL Capital, for example, and concluded that it would be able to get much better pricing on future business. We bought the stock and then started selling after it touched new highs. Other major changes included sales of EMC, Oracle and Rohm & Haas. We acquired positions in Air Products & Chemicals and Jones Apparel. We also added to our Coca-Cola holding.

Q. WHAT IS THE OUTLOOK?
A. Data shows that the economy is recovering and that inflation remains under control. Corporate profits may start to rise after their steep declines during the last two years. However, the reliability of corporate reports remains an issue. In this more benign environment, we will continue to be disciplined in stock selection and pick the best names.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Pharmaceuticals                                                                   11.1%
Capital Markets                                                                    9.0%
Industrial Cyclical                                                                8.6%
Energy                                                                             8.6%
Retail                                                                             7.3%
Insurance                                                                          6.6%
Consumer Cyclical                                                                  6.3%
Finance                                                                            5.5%
Technology                                                                         4.3%
Semi-Conductors                                                                    4.3%
Services                                                                           4.3%
Systems Hardware                                                                   3.9%
Consumer Staple                                                                    3.8%
Utilities                                                                          3.7%
Basic Materials                                                                    3.5%
Telecommunications                                                                 3.4%
Software & Services                                                                3.2%
Cash Equivalents & Short Term Paper                                                2.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. EXXON MOBIL CORP. (4.5%)
2. GENERAL ELECTRIC CO. (3.4%)
3. CITIGROUP, INC. (3.3%)
4. MICROSOFT CORP. (3.0%)
5. WAL-MART STORES, INC. (2.5%)
6. CHEVRONTEXACO CORP. (2.3%)
7. JOHNSON & JOHNSON (2.2%)
8. INTEL CORP. (2.1%)
9. COCA-COLA CO. (2.1%)
10. PHILIP MORRIS COMPANIES, INC. (2.1%)

TOP 10 EQUITY HOLDINGS COMPRISED 27.5% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($72,000 IN THOUSANDS). AS OF APRIL 30, 2002 THE FUND HELD 72 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                              SINCE INCEPTION
                                               1 YEAR           3 YEARS          5 YEARS        (12/18/96)
    Class A Shares
       Without Sales Charge                     -13.13%           -5.80%           7.71%             8.90%
       With Sales Charge*                       -18.14%           -7.64%           6.45%             7.71%
       Return After Taxes On
       Distributions With Sales Charge*         -18.36%           -7.85%           6.21%             7.48%
       Return After Taxes On
       Distributions And Sale Of Fund
       Shares With Sales Charge*                -11.13%           -6.09%           5.17%             6.24%
    Class B Shares
       Without CDSC                             -14.04%           -6.13%           7.48%             8.69%
       With CDSC**                              -18.32%           -7.06%           7.18%             8.56%
    Class C Shares
       Without CDSC                             -14.10%           -6.15%           7.47%             8.68%
       With CDSC***                             -14.95%           -6.15%           7.47%             8.68%
    Institutional Shares                        -13.04%           -5.88%           7.65%             8.85%
    Select Shares                               -13.21%           -5.83%           7.69%             8.89%

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 1% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who would hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts

LIFE OF FUND PERFORMANCE (12/18/96 TO 04/30/02)

[CHART]

                                                  JPMORGAN TAX AWARE U.S.                                LIPPER LARGE-CAP
                                                EQUITY FUND (SELECT SHARES)     S&P 500 INDEX            CORE FUNDS INDEX
          12/18/1996                                    $1,000,000               $1,000,000                  $1,000,000
          12/31/1996                                    $1,011,100               $1,000,000                  $1,000,000
           1/31/1997                                    $1,082,180               $1,062,400                  $1,054,700
           2/28/1997                                    $1,085,210               $1,070,793                  $1,053,434
           3/31/1997                                    $1,042,128               $1,026,890                  $1,008,347
           4/30/1997                                    $1,090,170               $1,088,093                  $1,064,210
           5/31/1997                                    $1,157,215               $1,154,576                  $1,128,807
           6/30/1997                                    $1,202,231               $1,205,954                  $1,177,798
           7/31/1997                                    $1,321,372               $1,301,828                  $1,270,844
           8/31/1997                                    $1,257,285               $1,228,925                  $1,206,158
           9/30/1997                                    $1,311,349               $1,296,147                  $1,268,275
          10/31/1997                                    $1,258,239               $1,252,856                  $1,229,212
          11/30/1997                                    $1,304,290               $1,310,863                  $1,269,407
          12/31/1997                                    $1,317,464               $1,333,410                  $1,292,510
           1/31/1998                                    $1,338,543               $1,348,078                  $1,305,306
           2/28/1998                                    $1,427,021               $1,445,274                  $1,397,852
           3/31/1998                                    $1,495,375               $1,519,272                  $1,467,046
           4/30/1998                                    $1,527,526               $1,534,769                  $1,481,863
           5/31/1998                                    $1,505,377               $1,508,371                  $1,456,523
           6/30/1998                                    $1,558,667               $1,569,611                  $1,525,708
           7/31/1998                                    $1,544,483               $1,552,973                  $1,513,350
           8/31/1998                                    $1,326,865               $1,328,568                  $1,286,802
           9/30/1998                                    $1,420,542               $1,413,729                  $1,350,756
          10/31/1998                                    $1,532,339               $1,528,524                  $1,452,062
          11/30/1998                                    $1,641,288               $1,621,153                  $1,538,460
          12/31/1998                                    $1,727,784               $1,714,531                  $1,640,614
           1/31/1999                                    $1,783,419               $1,786,199                  $1,698,035
           2/28/1999                                    $1,720,821               $1,730,648                  $1,645,566
           3/31/1999                                    $1,801,699               $1,799,874                  $1,711,718
           4/30/1999                                    $1,889,622               $1,869,529                  $1,757,592
           5/31/1999                                    $1,842,004               $1,825,408                  $1,711,015
           6/30/1999                                    $1,949,208               $1,926,718                  $1,806,490
           7/31/1999                                    $1,884,495               $1,866,604                  $1,753,560
           8/31/1999                                    $1,858,112               $1,857,271                  $1,735,674
           9/30/1999                                    $1,801,439               $1,806,382                  $1,688,637
          10/31/1999                                    $1,900,699               $1,920,726                  $1,792,150
          11/30/1999                                    $1,952,398               $1,959,717                  $1,836,058
          12/31/1999                                    $2,044,160               $2,074,948                  $1,958,156
           1/31/2000                                    $2,007,570               $1,970,786                  $1,879,046
           2/29/2000                                    $1,997,331               $1,933,538                  $1,878,483
           3/31/2000                                    $2,180,287               $2,122,638                  $2,041,723
           4/30/2000                                    $2,055,356               $2,058,747                  $1,974,959
           5/31/2000                                    $1,992,257               $2,016,542                  $1,924,597
           6/30/2000                                    $2,045,052               $2,066,149                  $1,995,037
           7/31/2000                                    $2,055,277               $2,033,917                  $1,963,915
           8/31/2000                                    $2,174,483               $2,160,224                  $2,099,425
           9/30/2000                                    $2,086,851               $2,046,164                  $1,987,735
          10/31/2000                                    $2,089,982               $2,037,570                  $1,964,678
          11/30/2000                                    $1,935,114               $1,877,009                  $1,791,786
          12/31/2000                                    $1,938,791               $1,886,207                  $1,813,646
           1/31/2001                                    $2,005,097               $1,953,167                  $1,864,972
           2/28/2001                                    $1,813,210               $1,775,234                  $1,691,343
           3/31/2001                                    $1,686,647               $1,662,861                  $1,587,495
           4/30/2001                                    $1,818,375               $1,791,899                  $1,708,144
           5/31/2001                                    $1,833,649               $1,803,905                  $1,717,710
           6/30/2001                                    $1,788,725               $1,760,070                  $1,672,019
           7/31/2001                                    $1,777,456               $1,742,821                  $1,647,775
           8/31/2001                                    $1,676,318               $1,633,895                  $1,550,721
           9/30/2001                                    $1,559,814               $1,502,040                  $1,433,021
          10/31/2001                                    $1,593,506               $1,530,729                  $1,466,840
          11/30/2001                                    $1,717,162               $1,648,136                  $1,562,918
          12/31/2001                                    $1,731,930               $1,662,639                  $1,580,579
           1/31/2002                                    $1,674,430               $1,638,365                  $1,555,606
           2/28/2002                                    $1,634,411               $1,606,744                  $1,529,472
           3/31/2002                                    $1,701,258               $1,667,158                  $1,581,474
           4/30/2002                                    $1,578,743               $1,566,128                  $1,498,763

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 12/18/96.

Returns for the Institutional Shares prior to 9/15/00 (offering date of the Institutional Shares) are calculated using the historical expenses of the Select Shares, which are higher than the expenses of the Institutional Shares.

Returns for the Class A, B, and C Shares prior to 4/16/01 (offering date of the Class A, B, and C Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A, B, and C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Tax Aware U.S. Equity Fund, S&P 500 Index, and Lipper Large-Cap Core Funds Index from December 18, 1996 to April 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
                 PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments-- 100.0%
----------------------------------------------------------------------------------------------------------------
                      Common Stocks-- 98.5%
                      ---------------------
                      Australia-- 3.1%
            44        Commonwealth Bank of Australia                                                   $     778
            35        National Australia Bank LTD                                                            659
             2        News Corp., LTD, ADR                                                                    59
           656        Santos LTD                                                                           2,067
         1,074        Southern Pacific Petroleum NL *                                                        346
           431        WMC LTD                                                                              2,134
                                                                                                       ---------
                                                                                                           6,043
                      Belgium-- 1.7%
           113        Interbrew                                                                            3,361
                      Brazil-- 0.6%
            46        Compania Vale do Rio Doce, ADR                                                       1,224
                      Denmark-- 0.4%
            28        Novo-Nordisk SA, Class B                                                               811
                      Finland-- 1.5%
            88        Nokia OYJ                                                                            1,429
           113        Stora Enso OYJ, R Shares                                                             1,432
                                                                                                       ---------
                                                                                                           2,861
                      France-- 12.1%
            97        AXA                                                                                  2,064
            81        BNP Paribas                                                                          4,218
            21        Lafarge SA                                                                           2,037
            27        Pechiney SA, A Shares                                                                1,321
            39        Societe Generale, Class A                                                            2,686
             6        Technip - Coflexip SA                                                                  776
            37        Total Fina Elf SA                                                                    5,616
             4        Total Fina Elf SA (Strip Rights) *                                                       0^^
            81        Vivendi Environnement                                                                2,665
            66        Vivendi Universal SA                                                                 2,095
                                                                                                       ---------
                                                                                                          23,478
                      Germany-- 1.9%
             4        Allianz AG                                                                             898
            24        Altana AG                                                                            1,378
            23        Schering AG                                                                          1,402
                                                                                                       ---------
                                                                                                           3,678
                      Hong Kong-- 3.6%
           326        China Mobile LTD *                                                                   1,066
         1,820        CNOOC LTD                                                                            2,404
           338        Hong Kong Electric Holdings                                                          1,281
             1        I-Cable Communications LTD *                                                             1
           137        Sun Hung Kai Properties LTD                                                          1,194
           425        Wharf Holdings LTD                                                                   1,139
                                                                                                       ---------
                                                                                                           7,085
                      India-- 1.3%
            24        Ranbaxy Laboratories LTD, GDR                                                          448
           184        Reliance Industries LTD, GDR, #                                                      2,097
                                                                                                       ---------
                                                                                                           2,545


                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       17

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments-- Continued
----------------------------------------------------------------------------------------------------------------
                      Italy-- 2.4%
         1,001        Uni Credito Italiano SPA                                                         $   4,643
                      Japan-- 20.5%
            10        Advantest Corp.                                                                        692
            21        Aiful Corp.                                                                          1,485
           111        Chugai Pharmaceutical Co., LTD                                                       1,326
           934        Daiwa Bank Holdings, Inc. *                                                            604
           346        Daiwa Securities Group, Inc.                                                         2,374
            77        Fast Retailing Co., LTD                                                              2,062
           367        Fujitsu LTD                                                                          2,916
            83        Honda Motor Co., LTD                                                                 3,709
         1,400        Kawasaki Steel Corp. *                                                               1,571
             1        KDDI Corp.                                                                           2,580
           535        Minebea Co., LTD                                                                     3,500
           421        Mitsubishi Chemical Corp. *                                                          1,020
           254        Mitsubishi Pharma Corp.                                                              2,433
             1        Mizuho Holdings, Inc.                                                                1,883
           319        NEC Corp.                                                                            2,460
           144        Ricoh Co., LTD                                                                       2,686
            18        Rohm Co., LTD                                                                        2,699
            39        Takeda Chemical Industries LTD                                                       1,707
           155        Tostem Inax Holding Corp.                                                            2,148
                                                                                                       ---------
                                                                                                          39,855
                      Philippines-- 0.2%
           794        First Philippine Holdings *                                                            431
                      Russia-- 1.6%
            45        LUKOIL, ADR                                                                          3,178
                      South Korea-- 1.0%
            69        Shinhan Financial Group Co., LTD, GDR, #                                             1,890
                      Spain-- 5.5%
            38        Acerinox SA                                                                          1,445
           259        Banco Bilbao Vizcaya Argentaria SA                                                   3,014
           237        Iberdrola SA                                                                         3,255
            22        Repsol YPF SA                                                                          274
           259        Telefonica SA *                                                                      2,770
                                                                                                       ---------
                                                                                                          10,758
                      Sweden-- 0.6%
           140        Skandia Forsakrings AB                                                                 665
           188        Telefonaktiebolaget LM Ericsson , B Shares                                             473
                                                                                                       ---------
                                                                                                           1,138
                      Switzerland-- 11.1%
           399        ABB LTD *                                                                            3,572
           142        Compagnie Financiere Richemont AG, Class A                                           3,214
            10        Credit Suisse Group *                                                                  352
           152        Novartis AG                                                                          6,376
             6        Roche Holding AG                                                                       485
            92        UBS AG *                                                                             4,422
            14        Zurich Financial Services AG                                                         3,259
                                                                                                       ---------
                                                                                                          21,680
                      Taiwan-- 0.7%
           201        Compal Electronics, Inc., GDR, # *                                                   1,349


                        SEE NOTES TO FINANCIAL STATEMENTS


                                       18

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments-- Continued
----------------------------------------------------------------------------------------------------------------
                      The Netherlands-- 6.9%
            72        Aegon NV                                                                         $   1,645
           115        Heineken Holding NV, Class A                                                         3,885
           688        Koninklijke KPN NV *                                                                 3,118
            82        Numico NV                                                                            2,126
            50        TPG NV                                                                               1,093
            82        Wolters Kluwer NV                                                                    1,652
                                                                                                       ---------
                                                                                                          13,519
                      United Kingdom-- 20.9%
           495        BAE Systems PLC                                                                      2,517
           237        Barclays PLC                                                                         2,076
           310        BBA Group PLC                                                                        1,411
         1,113        British Airways PLC                                                                  3,832
            53        British American Tobacco PLC                                                           545
           157        CGNU PLC                                                                             1,612
         1,203        Corus Group PLC *                                                                    1,380
           365        Dixons Group PLC                                                                     1,209
           110        Exel PLC                                                                             1,404
           278        GKN PLC                                                                              1,300
           426        Hays PLC                                                                             1,070
           216        Hilton Group PLC                                                                       806
            71        Matalan PLC                                                                            363
           277        P & O Princess Cruises PLC                                                           1,864
            49        Prudential PLC                                                                         518
           221        Reckitt Benckiser PLC                                                                3,905
           126        Reuters Group PLC                                                                      881
           214        Scottish Power PLC                                                                   1,232
           625        Tesco PLC                                                                            2,396
          ^^ 0        THUS Group PLC *                                                                         0^^
           529        Unilever PLC                                                                         4,838
         3,348        Vodafone Group PLC                                                                   5,404
                                                                                                       ---------
                                                                                                          40,563
                      Venezuela-- 0.9%
           126        Compania Anonima Nacional Telefonos de
                        Venezuela (CANTV), ADR                                                             1,841
                      ------------------------------------------------------------------------------------------
                      Total Common Stocks                                                                191,931
                      (Cost $195,297)
----------------------------------------------------------------------------------------------------------------
                      Preferred Stocks-- 1.5%
                      -----------------------
                      Australia-- 1.5%
           516        News Corp., LTD                                                                      2,843
                      (Cost $4,186)
----------------------------------------------------------------------------------------------------------------
                      Total Investments-- 100.0%                                                        $194,774
                      (Cost $199,483)
----------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2002

INDUSTRY                                                                                % OF INVESTMENT SECURITIES
------------------------------------------------------------------------------------------------------------------
Banking                                                                                             13.0%
Telecommunications                                                                                   9.6
Food/Beverage Products                                                                               8.5
Pharmaceuticals                                                                                      8.2
Oil & Gas                                                                                            7.1
Insurance                                                                                            5.2
Electronics/Electrical Equipment                                                                     4.8
Multi-Media                                                                                          3.9
Retailing                                                                                            3.5
Financial Services                                                                                   3.2
Utilities                                                                                            3.2
Automotive                                                                                           2.6
Metals/Mining                                                                                        2.4
Consumer Products                                                                                    2.3
Steel                                                                                                2.3
Construction                                                                                         2.2
Computers/Computer Hardware                                                                          2.2
Construction Materials                                                                               2.1
Airlines                                                                                             2.0
Other (below 2%)                                                                                    11.7
----------------------------------------------------------------------------------------------------------------
Total                                                                                              100.0%
----------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

Forward Foreign Currency Exchange Contracts
(Amounts in thousands)

----------------------------------------------------------------------------------------------------------------
                                                          SETTLEMENT             VALUE            NET UNREALIZED
                                   SETTLEMENT                VALUE            AT 4/30/02           APPRECIATION
         CONTRACTS TO BUY             DATE                   (USD)               (USD)                 (USD)
----------------------------------------------------------------------------------------------------------------
              13,113   CAD               5/29/02               $ 8,300              $ 8,351                $ 51
               2,308   EUR               5/29/02                 2,046                2,077                  31
             196,649   JPY               5/29/02                 1,507                1,534                  27
              20,777   SEK               5/29/02                 2,012                2,018                   6
               1,621   SGD               5/29/02                   888                  895                   7
                                                               -------              -------                -----
                                                               $14,753              $14,875                $122
                                                               =======              =======                =====
                                                          SETTLEMENT             VALUE            NET UNREALIZED
                                   SETTLEMENT                VALUE            AT 4/30/02           DEPRECIATION
         CONTRACTS TO SELL            DATE                   (USD)               (USD)                 (USD)
----------------------------------------------------------------------------------------------------------------
               7,082   AUD               5/29/02               $ 3,786              $ 3,795               $  (9)
              13,937   CHF               5/29/02                 8,416                8,605                (189)
                 569   GBP               5/29/02                   820                  828                  (8)
              21,105   HKD               5/29/02                 2,706                2,706                  --^^
                                                               -------              -------               ------
                                                               $15,728              $15,934               ($206)
                                                               =======              =======               ======


                       SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan TAX AWARE DISCIPLINED EQUITY FUND
         PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- 99.9%
----------------------------------------------------------------------------------------------------------------
                      Common Stocks -- 99.9%
                      ---------------------
                      Advertising -- 0.2%
             7        Omnicom Group                                                              $           646

                      Aerospace -- 1.3%
             7        General Dynamics Corp.                                                                 641
             5        Lockheed Martin Corp.                                                                  340
            16        The Boeing Co.                                                                         700
            26        United Technologies Corp.                                                            1,789
                                                                                                 ---------------
                                                                                                           3,470
                      Agricultural Production/Services -- 0.0%
             4        Monsanto Co.                                                                           129

                      Airlines -- 0.5%
             2        AMR Corp. *                                                                             47
            45        Delta Air Lines, Inc.                                                                1,233
             5        Southwest Airlines, Inc.                                                                97
                                                                                                 ---------------
                                                                                                           1,377
                      Apparel -- 0.4%
            18        Jones Apparel Group, Inc. *                                                            709
             7        Nike, Inc., Class B                                                                    379
                                                                                                 ---------------
                                                                                                           1,088
                      Automotive -- 1.2%
            27        Delphi Corp.                                                                           414
            23        Ford Motor Co.                                                                         365
            26        General Motors Corp.                                                                 1,674
            12        Lear Corp. *                                                                           637
                                                                                                 ---------------
                                                                                                           3,090
                      Banking -- 5.9%
            14        AmSouth Bancorp                                                                        322
            28        Bank of America Corp.                                                                2,014
            30        Bank One Corp.                                                                       1,218
            25        Compass Bancshares, Inc.                                                               898
            23        FleetBoston Financial Corp.                                                            815
             9        Golden State Bancorp, Inc.                                                             280
            31        GreenPoint Financial Corp.                                                           1,518
            11        Hibernia Corp., Class A                                                                221
             3        North Fork Bancorporation, Inc.                                                        124
             4        Northern Trust Corp.                                                                   228
            28        PNC Financial Services Group, Inc.                                                   1,539
            26        SouthTrust Corp.                                                                       699
            12        SunTrust Banks, Inc.                                                                   829
             4        TCF Financial Corp.                                                                    213
           124        U.S. Bancorp                                                                         2,937
            15        Union Planters Corp.                                                                   747
            27        Wachovia Corp.                                                                       1,030
             3        Wells Fargo & Co.                                                                      143
                                                                                                 ---------------
                                                                                                          15,775
                      Biotechnology -- 0.8%
            27        Amgen, Inc. *                                                                        1,412


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Biotechnology -- Continued
             3        Genzyme Corp. - General Division *                                         $           102
            28        Human Genome Sciences, Inc. *                                                          447
             5        Immunex Corp. *                                                                        136
                                                                                                 ---------------
                                                                                                           2,097
                      Broadcasting/Cable -- 0.7%
            47        Charter Communications, Inc., Class A *                                                382
            51        Comcast Corp., Class A *                                                             1,375
                                                                                                 ---------------
                                                                                                           1,757
                      Business Services -- 0.6%
            16        Automatic Data Processing, Inc.                                                        799
            48        Cendant Corp. *                                                                        871
                                                                                                 ---------------
                                                                                                           1,670
                      Chemicals -- 1.7%
            21        Air Products & Chemicals, Inc.                                                       1,023
            37        Dow Chemical Co.                                                                     1,172
            13        Eastman Chemical Co.                                                                   560
            16        Lyondell Chemical Co.                                                                  235
            10        PPG Industries, Inc.                                                                   497
            17        Praxair, Inc.                                                                          988
                                                                                                 ---------------
                                                                                                           4,475
                      Computer Networks -- 1.5%
           274        Cisco Systems, Inc. *                                                                4,010

                      Computer Software -- 4.5%
             4        Adobe Systems, Inc.                                                                    144
             9        BEA Systems, Inc. *                                                                     98
             8        Citrix Systems, Inc. *                                                                  92
             3        Computer Sciences Corp. *                                                              135
            12        Electronic Data Systems Corp.                                                          646
           175        Microsoft Corp. *                                                                    9,168
           119        Oracle Corp. *                                                                       1,194
             3        PeopleSoft, Inc. *                                                                      65
             8        Rational Software Corp. *                                                              122
             5        Siebel Systems, Inc. *                                                                 116
             7        Veritas Software Corp. *                                                               207
                                                                                                 ---------------
                                                                                                          11,987
                      Computers/Computer Hardware -- 4.1%
             8        Brocade Communications Systems, Inc. *                                                 192
            38        Compaq Computer Corp.                                                                  381
            74        Dell Computer Corp. *                                                                1,954
            43        EMC Corp. *                                                                            392
           119        Hewlett-Packard Co.                                                                  2,028
            41        International Business Machines Corp.                                                3,452
            44        NCR Corp. *                                                                          1,706
             6        Network Appliance, Inc. *                                                               99
            87        Sun Microsystems, Inc. *                                                               713
                                                                                                 ---------------
                                                                                                          10,917
                      Consumer Products -- 4.1%
            21        Colgate-Palmolive Co.                                                                1,108
            35        Gillette Co.                                                                         1,233
            96        Philip Morris Companies, Inc.                                                        5,225


                       SEE NOTES TO FINANCIAL STATEMENTS.


AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Consumer Products -- Continued
            38        Procter & Gamble Co.                                                       $         3,385
                                                                                                 ---------------
                                                                                                          10,951
                      Diversified -- 4.7%
           331        General Electric Co.                                                                10,437
           115        Tyco International LTD (Bermuda)                                                     2,117
                                                                                                 ---------------
                                                                                                          12,554
                      Electronics/Electrical Equipment -- 0.5%
            12        Agilent Technologies, Inc. *                                                           349
             5        Emerson Electric Co.                                                                   272
            10        Johnson Controls, Inc.                                                                 819
                                                                                                 ---------------
                                                                                                           1,440
                      Entertainment/Leisure -- 0.4%
            32        Carnival Corp.                                                                       1,056
             2        Harrah's Entertainment, Inc. *                                                         118
                                                                                                 ---------------
                                                                                                           1,174
                      Environmental Services -- 0.4%
            44        Waste Management, Inc.                                                               1,154

                      Financial Services -- 8.9%
            11        American Express Co.                                                                   451
            26        Capital One Financial Corp.                                                          1,575
           208        Citigroup, Inc.                                                                      8,991
            46        Countrywide Credit Industries, Inc.                                                  2,153
            79        E*TRADE Group, Inc. *                                                                  593
            35        Fannie Mae                                                                           2,780
            17        Freddie Mac                                                                          1,078
            17        Goldman Sachs Group, Inc.                                                            1,320
            27        Household International, Inc.                                                        1,545
             1        MBNA Corp.                                                                              43
            28        Morgan Stanley Dean Witter & Co.                                                     1,331
            10        T. Rowe Price Group, Inc.                                                              347
            79        The Charles Schwab Corp.                                                               896
            17        Washington Mutual, Inc.                                                                625
                                                                                                 ---------------
                                                                                                          23,728
                      Food/Beverage Products -- 4.7%
            78        Coca-Cola Co.                                                                        4,331
            14        Kellogg Co.                                                                            492
            32        Kraft Foods, Inc., Class A                                                           1,313
            32        PepsiCo, Inc.                                                                        1,635
            24        Sysco Corp.                                                                            690
            64        Unilever NV, N.Y. Registered Shares
                        (The Netherlands)                                                                  4,143
                                                                                                 ---------------
                                                                                                          12,604
                      Health Care/Health Care Services -- 2.6%
            18        Baxter International, Inc.                                                           1,041
            36        Becton, Dickinson & Co.                                                              1,346
             7        Biomet, Inc.                                                                           195
            14        Guidant Corp. *                                                                        526
            33        HCA, Inc.                                                                            1,567
            18        Medtronic, Inc.                                                                        782
             6        Stryker Corp. *                                                                        294


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Health Care/Health Care Services -- Continued
            15        Tenet Healthcare Corp. *                                                   $         1,101
                                                                                                 ---------------
                                                                                                           6,852
                      Hotels/Other Lodging -- 0.2%
            13        Marriott International, Inc., Class A                                                  580

                      Insurance -- 5.1%
            16        AMBAC Financial Group, Inc.                                                          1,025
            52        American International Group, Inc.                                                   3,595
            24        CIGNA Corp.                                                                          2,638
            15        Jefferson-Pilot Corp.                                                                  766
            32        Lincoln National Corp.                                                               1,528
            12        MBIA, Inc.                                                                             647
            39        MetLife, Inc.                                                                        1,331
             2        Protective Life Corp.                                                                   67
             5        Prudential Financial, Inc. *                                                           167
            22        The Allstate Corp.                                                                     854
            24        Torchmark Corp.                                                                        977
             6        UnumProvident Corp.                                                                    169
                                                                                                 ---------------
                                                                                                          13,764
                      Internet Services/Software -- 0.1%
             3        eBay, Inc. *                                                                           181

                      Machinery & Engineering Equipment -- 0.7%
             2        Caterpillar, Inc.                                                                      109
            34        Ingersoll-Rand Co., LTD, Class A (Bermuda)                                           1,704
                                                                                                 ---------------
                                                                                                           1,813
                      Manufacturing -- 0.6%
             2        Cooper Industries, Inc.                                                                101
             8        Eaton Corp.                                                                            694
            21        Honeywell International, Inc.                                                          781
                                                                                                 ---------------
                                                                                                           1,576
                      Metals/Mining -- 0.6%
            18        Alcan, Inc. (Canada)                                                                   674
            30        Alcoa, Inc.                                                                          1,012
                                                                                                 ---------------
                                                                                                           1,686
                      Multi-Media -- 2.9%
           120        AOL Time Warner, Inc. *                                                              2,274
            21        Gannett Co., Inc.                                                                    1,503
            37        Gemstar-TV Guide International, Inc. *                                                 333
            28        Liberty Media Corp., Class A *                                                         304
            24        Tribune Co.                                                                          1,038
            51        Viacom, Inc., Class B *                                                              2,421
                                                                                                 ---------------
                                                                                                           7,873
                      Oil & Gas -- 6.5%
            15        Anadarko Petroleum Corp.                                                               780
             9        Baker Hughes, Inc.                                                                     343
            47        ChevronTexaco Corp.                                                                  4,084
            31        Conoco, Inc.                                                                           861
            11        Cooper Cameron Corp. *                                                                 609
            11        Devon Energy Corp.                                                                     547
             6        Diamond Offshore Drilling, Inc.                                                        193


                       SEE NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Oil & Gas -- Continued
           210        Exxon Mobil Corp.                                                          $         8,446
             7        GlobalSantaFe Corp.                                                                    253
            15        Royal Dutch Petroleum Co., N.Y. Registered Shares
                        (The Netherlands)                                                                    763
            14        Transocean Sedco Forex, Inc.                                                           497
             2        Valero Energy Corp.                                                                     65
                                                                                                 ---------------
                                                                                                          17,441
                      Paper/Forest Products -- 0.4%
            25        Georgia-Pacific Corp.                                                                  728
             8        Temple-Inland, Inc.                                                                    418
                                                                                                 ---------------
                                                                                                           1,146
                      Pharmaceuticals -- 10.3%
            39        Abbott Laboratories                                                                  2,082
             3        Allergan, Inc.                                                                         211
            25        Bristol-Myers Squibb Co.                                                               717
            12        Cardinal Health, Inc.                                                                  852
            14        Forest Laboratories, Inc. *                                                          1,049
            82        Johnson & Johnson                                                                    5,226
            37        Lilly (Eli) & Co.                                                                    2,461
            26        Medimmune, Inc. *                                                                      865
            47        Merck & Co., Inc.                                                                    2,539
           164        Pfizer, Inc.                                                                         5,957
            37        Pharmacia Corp.                                                                      1,540
            19        Schering-Plough Corp.                                                                  521
            61        Wyeth                                                                                3,488
                                                                                                 ---------------
                                                                                                          27,508
                      Pipelines -- 0.9%
            34        Dynegy, Inc., Class A                                                                  616
            40        El Paso Corp.                                                                        1,612
             8        Williams Companies, Inc.                                                               147
                                                                                                 ---------------
                                                                                                           2,375
                      Real Estate Investment Trust -- 0.3%
            12        Equity Office Properties Trust                                                         335
             5        General Growth Properties, Inc.                                                        224
             7        ProLogis Trust                                                                         162
                                                                                                 ---------------
                                                                                                             721
                      Restaurants/Food Services -- 0.4%
            34        McDonald's Corp.                                                                       975
             3        Tricon Global Restaurants, Inc. *                                                      195
                                                                                                 ---------------
                                                                                                           1,170
                      Retailing -- 7.7%
            20        Abercrombie & Fitch Co., Class A *                                                     597
             6        Albertson's, Inc.                                                                      188
            21        Bed Bath & Beyond, Inc. *                                                              792
             2        Best Buy Co., Inc. *                                                                   149
             4        Costco Wholesale Corp. *                                                               149
            12        CVS Corp.                                                                              402
            22        Federated Department Stores, Inc. *                                                    854
            84        Home Depot, Inc.                                                                     3,889
            21        Kohl's Corp. *                                                                       1,533
            14        Lowe's Companies, Inc.                                                                 609


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Retailing -- Continued
            26        Pier 1 Imports, Inc.                                                       $           613
            17        Safeway, Inc. *                                                                        730
             7        Sears, Roebuck & Co.                                                                   375
            32        Target Corp.                                                                         1,414
             2        The Limited, Inc.                                                                       40
            30        TJX Companies, Inc.                                                                  1,312
           112        Wal-Mart Stores, Inc.                                                                6,244
            20        Walgreen Co.                                                                           748
                                                                                                 ---------------
                                                                                                          20,638
                      Semi-Conductors -- 4.4%
            17        Altera Corp. *                                                                         347
             7        Analog Devices, Inc. *                                                                 266
            47        Applied Materials, Inc. *                                                            1,143
             8        Applied Micro Circuits Corp. *                                                          53
           209        Intel Corp.                                                                          5,966
            17        Linear Technology Corp.                                                                641
             7        LSI Logic Corp. *                                                                       87
             6        Maxim Integrated Products, Inc. *                                                      299
            16        Micron Technology, Inc. *                                                              367
             3        PMC - Sierra, Inc. *                                                                    42
             3        Teradyne, Inc. *                                                                       102
            57        Texas Instruments, Inc.                                                              1,761
            19        Xilinx, Inc. *                                                                         706
                                                                                                 ---------------
                                                                                                          11,780
                      Shipping/Transportation -- 0.2%
            11        FedEx Corp. *                                                                          589

                      Telecommunications -- 4.1%
             8        Alltel Corp.                                                                           391
            99        AT&T Corp.                                                                           1,293
            97        AT&T Wireless Services, Inc. *                                                         869
            49        BellSouth Corp.                                                                      1,493
            55        Qwest Communications International, Inc.                                               275
            74        SBC Communications, Inc.                                                             2,288
            22        Sprint Corp. - FON Group                                                               346
            56        Sprint Corp. - PCS Group *                                                             628
            81        Verizon Communications, Inc.                                                         3,263
            50        WorldCom, Inc. - WorldCom Group *                                                      125
                                                                                                 ---------------
                                                                                                          10,971
                      Telecommunications Equipment -- 0.9%
             3        Corning, Inc. *                                                                         21
            48        JDS Uniphase Corp. *                                                                   207
            33        Lucent Technologies, Inc. *                                                            153
            96        Motorola, Inc.                                                                       1,481
            15        Qualcomm, Inc. *                                                                       464
                                                                                                 ---------------
                                                                                                           2,326
                      Toys & Games -- 0.5%
            64        Hasbro, Inc.                                                                         1,017
            18        Mattel, Inc.                                                                           365
                                                                                                 ---------------
                                                                                                           1,382


                       SEE NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Transportation -- 0.4%
            11        Burlington Northern Santa Fe Corp.                                         $           311
             4        CSX Corp.                                                                              156
             9        Norfolk Southern Corp.                                                                 197
             6        Union Pacific Corp.                                                                    363
                                                                                                 ---------------
                                                                                                           1,027
                      Utilities -- 2.9%
             2        Cinergy Corp.                                                                           78
             8        Constellation Energy Group, Inc.                                                       262
            11        Dominion Resources, Inc.                                                               704
            30        DTE Energy Co.                                                                       1,356
            19        Entergy Corp.                                                                          900
            18        FirstEnergy Corp.                                                                      599
            46        PG&E Corp. *                                                                         1,090
            39        Pinnacle West Capital Corp.                                                          1,701
             4        Progress Energy, Inc.                                                                  208
            34        Wisconsin Energy Corp.                                                                 876
                                                                                                 ---------------
                                                                                                           7,774
                      Wholesaling -- 0.1%
             4        W.W. Grainger, Inc.                                                                    230
----------------------------------------------------------------------------------------------------------------
                      Total Long-Term Investments                                                        267,496
                      (Cost $289,738)
----------------------------------------------------------------------------------------------------------------
        Short-Term Investment -- 0.1%
----------------------------------------------------------------------------------------------------------------
                      Money Market Fund -- 0.1%
                      -------------------------
           395        JPMorgan Prime Money Market Fund (a)                                                   395
                      (Cost $395)
----------------------------------------------------------------------------------------------------------------
                      Total Investments -- 100.0%                                                       $267,891
                      (Cost $290,133)
----------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan TAX AWARE ENHANCED
         INCOME FUND

PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

      PRINCIPAL
       AMOUNT         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- 41.8%
----------------------------------------------------------------------------------------------------------------
                      State and Municipal Obligations -- 24.4%
                      ---------------------------------------
                      Alaska -- 0.5%
       $ 6,625        Alaska, Housing Finance Corp., Ser. A, Rev., ^,
                        6.38%, 12/01/02                                                             $      6,923

                      Arizona -- 0.6%
         8,685        Arizona State, COP, Ser. B, AMBAC, 6.25%,
                        09/01/06                                                                           8,969

                      California -- 1.5%
        15,000        Bay Area Governments Association, Bay Area Rapid
                        Transit, FTA Capital Grant, Ser. A, Rev., AMBAC,
                        5.00%, 06/15/08                                                                   15,045
         6,500        Sacramento Municipal Utility District, Electric, Ser. F,
                        Rev., 6.50%, 11/15/02 +                                                            6,629
                                                                                                    ------------
                                                                                                          21,674
                      Colorado -- 0.1%
         2,000        The City & County of Denver, Airport, Ser. B, Rev.,
                        7.25%, 11/15/05 +                                                                  2,079

                      Connecticut -- 0.1%
         1,700        Stamford, Connecticut, GO, 5.00%, 07/15/06                                           1,825

                      Florida -- 0.8%
         1,345        Bay County, Hospital Systems, Bay Medical Center
                        Project, Rev., ^, 8.00%, 10/01/04                                                  1,503
         3,820        Boca Place Associates LTD, Senior Certificates,
                        Beneficial Ownership, Rev., 4.65%, 02/01/04 +                                      3,957
         2,990        Hillsborough County, Environmentally Sensitive LDS,
                        Special Tax, ^, 6.25%, 07/01/02                                                    3,073
         2,000        St. Petersburg, Florida, Utility Tax, Rev., AMBAC,
                        6.00%, 06/01/05                                                                    2,047
         1,000        Turtle Run Community Development District, Rev., ^,
                        6.40%, 05/01/03                                                                    1,044
                                                                                                    ------------
                                                                                                          11,624
                      Georgia -- 1.6%
         2,045        Cherokee County, GO, 5.00%, 08/01/02                                                 2,062
        19,525        Milledgeviille & Baldwin County Development
                        Authority, Georgia College & State University
                        Foundation, Student Housing, Rev., 5.00%, 09/01/04 + !                            20,310
                                                                                                    ------------
                                                                                                          22,372
                      Illinois -- 0.1%
         1,700        Illinois Health Facilities Authority, Lifelink Corp.
                        Obligation Group, Ser. B, Rev., ^, 8.00%, 02/15/05                                 1,924

                      Indiana -- 0.7%
        10,000        Marion County Hospital Authority, Methodist Hospital,
                        Rev., MBIA-IBC, 6.50%, 09/01/08                                                   10,340


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

      PRINCIPAL
       AMOUNT         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Kansas -- 0.2%
       $ 3,060        Sedgwick & Shawnee Counties, Single Family,
                        Mortgage Backed Securities Program, Ser. A-1,
                        Rev., 4.70%, 12/01/08                                                       $      3,083

                      Louisiana -- 0.1%
         1,310        St. Charles Parish, Public Improvement, Sales Tax,
                        Rev., MBIA, 5.00%, 11/01/03                                                        1,365

                      Maine -- 0.1%
         1,090        Maine Educational Loan Marketing Corp., Ser. A-4,
                        Rev., 5.85%, 11/01/02 +                                                            1,110

                              Massachusetts -- 1.6%
         6,600        Massachusetts State Port Authority, Ser. C, Rev.,
                        6.05%, 07/01/02 +                                                                  6,629
        16,000        Massachusetts State, Ser. A, GO, BAN, 4.00%,
                        09/01/03                                                                          16,408
                                                                                                    ------------
                                                                                                          23,037
                      Michigan -- 0.7%
         5,175        Detroit, Michigan, Ser. B, GO, 6.75%, 04/01/03 +                                     5,382
         1,225        Michigan State Hospital Finance Authority, Sparrow
                        Obligation Group, Rev., 5.00%, 11/15/03 +                                          1,265
         2,555        Michigan State Hospital Finance Authority, Trinity
                        Health, Ser. A, Rev., 5.50%, 12/01/04 +                                            2,704
                                                                                                    ------------
                                                                                                           9,351
                             Multiple States -- 2.0%
         4,450        MBIA Capital Corp., FLOATS, 1.88%, 01/14/16                                          4,450
         1,170        Puttable Floating Option Tax-Exempt Receipts,
                        FLOATS, 1.93%, 03/14/06                                                            1,170
         5,365        Puttable Floating Option Tax-Exempt Receipts,
                        FLOATS, Ser. POL-1, 1.98%, 12/01/15                                                5,365
        15,000        Puttable Floating Option Tax-Exempt Receipts,
                        FLOATS, Ser. PPT-12, 1.98%, 07/01/24                                              15,000
         1,250        Puttable Floating Option Tax-Exempt Receipts,
                        Mode A, FLOATS, Ser. PPT-38, 1.38%, 12/01/18                                       1,250
                                                                                                    ------------
                                                                                                          27,235
                      Nevada -- 0.3%
         4,500        Clark County, IDR, Nevada Power Company Project,
                        Ser. C, Rev., AMBAC, 7.20%, 10/01/22                                               4,679

                      New Jersey -- 2.3%
        28,765        New Jersey State Transportation Corp., Federal
                        Transportation Administration Grants, COP, Ser. B,
                        AMBAC, 5.50%, 09/15/07 +                                                          31,475

                      New Mexico -- 0.7%
         2,800        Albuquerque, New Mexico, Retirement Facility, La                                     3,026
                        Vida Liena Project, Ser. A, Rev., ^, 8.85%, 02/01/03
         6,965        Los Alamos, New Mexico, 5.43%, 04/15/04                                              6,988
                                                                                                    ------------
                                                                                                          10,014


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

      PRINCIPAL
       AMOUNT         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      New York -- 1.9%
       $13,625        Long Island Power Authority, Electric Systems, Rev.,
                        5.00%, 04/01/03                                                              $    13,962
         5,000        New York City, New York, Ser. A, GO, MBIA, 3.00%,
                        08/15/02                                                                           5,020
         4,920        New York City, New York, Ser. B, GO, 6.80%,
                        08/01/02                                                                           4,969
         2,995        New York City, New York, Ser. B, GO, 7.50%,
                        02/01/06                                                                           3,051
                                                                                                    ------------
                                                                                                          27,002
                      North Carolina -- 0.4%
         5,570        North Carolina Eastern Municipal Power Agency,
                        Power System, Ser. C, Rev., 5.13%, 01/01/03                                        5,656

                      Oklahoma -- 1.4%
        19,500        Tulsa Airports Improvement Trust, Ser. I, Rev., FGIC,
                        5.00%, 06/01/03 +                                                                 20,087

                      Pennsylvania -- 0.8%
         4,980        Delaware River Port Authority of Pennsylvania & New
                        Jersey, Ser. A, Rev., AMBAC, 5.94%, 01/01/03                                       5,067
         5,075        Pennsylvania Intergovernmental Cooperative
                        Authority, Special Tax, City of Philadelphia Funding
                        Project, FGIC, 6.00%, 06/15/02                                                     5,102
         1,000        Pennsylvania State Higher Educational Facilities
                        Authority, Health Services, Ser. A, Rev., 5.25%,
                        01/01/03 +                                                                         1,017
                                                                                                    ------------
                                                                                                          11,186
                      Texas -- 3.1%
        21,500        Austin, Texas, Utilities Systems, Rev., ^, MBIA,
                        5.60%, 05/15/05                                                                   23,186
         2,260        Dallas Independent School District, Public Property
                        Financial Contractual Obligation, GO, 5.75%,
                        08/15/02                                                                           2,288
         2,000        Houston Independent School District, Capital                                         1,989
                        Appreciation, GO, AMBAC, 4.59%, 08/15/02
         2,965        Houston, Texas, Water & Sewage System, Ser. B,
                        Rev., ^, 6.30%, 12/01/02 +                                                         3,102
        10,000        Texas State, Ser. A, Class L-32, Rev., TRAN, 3.75%,
                         08/29/02                                                                         10,069
                                                                                                    ------------
                                                                                                          40,634
                      Vermont -- 0.2%
         2,000        Vermont IDA, Mortgage, Wake Robin Corp. Project,
                        Ser. A, Rev., ^, 8.75%, 03/01/03                                                   2,170

                      Virginia -- 0.9%
         2,000        Metropolitan Washington D.C. Airports Authority,
                        General Airport, Ser. A, Rev., MBIA, 6.63%,
                        10/01/12 +                                                                         2,073
        10,050        Virginia State, GO, ^, 6.50%, 06/01/03                                              10,748
                                                                                                    ------------
                                                                                                          12,821


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

      PRINCIPAL
       AMOUNT         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      West Virginia -- 0.1%
       $ 1,545        Morgantown, West Virginia, Sewer Systems, Rev.,
                        7.25%, 06/01/05                                                             $      1,714

                      Wisconsin -- 1.6%
        15,900        Outagamie County, Rev., BAN, 5.40%, 06/01/04 +                                      15,949
         6,250        Wisconsin State Health & Educational Facilities,
                        4.45%, 05/01/29                                                                    6,251
                                                                                                    ------------
                                                                                                          22,200
                      ------------------------------------------------------------------------------------------
                      Total State and Municipal Obligations                                              342,549
                      (Cost $339,668)
                      ------------------------------------------------------------------------------------------
                      Corporate Notes & Bonds -- 5.2%
                      -------------------------------
                      United States -- 5.2%
         8,020        American Express Centurion Bank, FRN, 1.86%,
                        08/20/03 (f) +                                                                     8,010
         3,000        Dominion Resources, Inc., 7.40%, 09/16/02 +                                          3,045
        27,000        Firelands Regional Medical Center, FRN, #, 2.63%,
                        01/01/03 (f) +                                                                    26,999
        10,000        Ford Motor Credit Co., 6.70%, 07/16/04 +                                            10,248
         5,000        Nisource Finance Corp., 5.75%, 04/15/03 +                                            4,948
        13,000        Washington Mutual Bank FA, FRN, 2.21%, 05/17/04 (f) +                               13,013
         7,100        Weyerhaeuser Co., FRN, #, 3.13%, 09/15/03 (f) +                                      7,100
                                                                                                    ------------
                                                                                                          73,363
                      ------------------------------------------------------------------------------------------
                      Total Corporate Notes & Bonds
                      (Cost $73,438)                                                                      73,363
                      ------------------------------------------------------------------------------------------
                      Residential Mortgage Backed Securities -- 1.3%
                      ----------------------------------------------
                      United States -- 1.3%
         1,511        Federal National Mortgage Association, Ser. 2000-46,
                        Class B, 7.50%, 07/25/27 +                                                         1,520
                      Government National Mortgage Association,
         7,361        2.26%, 12/20/30 +                                                                    7,356
         9,276        7.00%, 10/16/22 +                                                                    9,467
                                                                                                    ------------
                                                                                                          18,343
                      ------------------------------------------------------------------------------------------
                      Total Residential Mortgage Backed Securities
                      (Cost $18,407)                                                                      18,343
                      ------------------------------------------------------------------------------------------
                      Asset Backed Securities -- 10.9%
                      --------------------------------
                      United States -- 10.9%
        13,000        Capital One Master Trust, Ser. 2001-4, Class A,
                        1.94%, 04/16/07 +                                                                 13,000
        13,600        Citibank Credit Card Issuance Trust, Ser. 2002-A2,
                        Class A2, FRN, 1.95%, 02/15/07 (f) +                                              13,596
        20,000        CPL Transition Funding LLC, Ser. 2002-1, Class A1,
                        3.54%, 01/15/07 (f)                                                               20,044
        15,140        EQCC Trust, Ser. 2002-1, Class 2A, FRN, 2.15%,
                        11/25/31 (f) +                                                                    15,140
        15,000        First USA Credit Card Master Trust, Ser. 1999-3A,
                        FRN, 2.01%, 01/19/07 +                                                            15,023


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

      PRINCIPAL
       AMOUNT         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      United States -- Continued
       $ 6,286        Ford Credit Auto Owner Trust, Ser. 2000-A, Class A4,
                        7.09%, 11/17/03 +                                                            $     6,390
        12,000        MBNA Master Credit Card Trust, Ser. 1996-E, Class A,
                        2.03%, 10/15/05 +                                                                 12,011
         1,148        Peco Energy Transition Trust, Ser. 1999-A, Class A3,
                        FRN, 2.18%, 03/01/06                                                               1,142
        21,415        PSE&G Transition Funding LLC, Ser. 2001-1, Class A-2,
                        5.74%, 03/15/07 (f)                                                               22,225
        21,150        Sears Credit Account Master Trust, Ser. 2002-1,
                        Class A-1, FRN, 1.96%, 02/18/09 (f) +                                             21,150
        13,666        Student Loan Marketing Association, Student Loan
                        Trust, Ser. 2002-1, Class A-1, FRN, 1.88%, 10/25/10 (f) +                         13,681
                                                                                                    ------------
                                                                                                         153,402
                      ------------------------------------------------------------------------------------------
                      Total Asset Backed Securities
                      (Cost $153,422)                                                                    153,402
----------------------------------------------------------------------------------------------------------------
                      Total Long-Term Investments
                      (Cost $584,935)                                                                    587,657
----------------------------------------------------------------------------------------------------------------
    Short-Term Investments -- 58.2%
----------------------------------------------------------------------------------------------------------------
                      Commercial Paper -- 1.2%
                      -------------------------------
                      United States -- 1.2%
         5,400        American Electric Power Co., 2.63%, 05/02/02 +                                       5,399
        11,100        General Mills, Inc., 2.14%, 05/07/02 +                                              11,096
                                                                                                    ------------
                                                                                                          16,495
                      ------------------------------------------------------------------------------------------
                      Total Commercial Paper                                                              16,495
                      (Cost $16,496)
                      ------------------------------------------------------------------------------------------
                      Municipal Securities -- 47.8%
                      -----------------------------
                      Alabama -- 0.6%
         9,005        Marshall County Health Care Authority, Ser. B, Rev.,
                        FRDO, 4.00%, 05/01/02 +                                                            9,005

                      Alaska -- 1.3%
        19,000        Valdez, Alaska, Marine Terminal, Phillips Project,
                        Ser. C, Rev., FRDO, 2.90%, 05/19/02 +                                             18,987

                      Arizona -- 1.6%
        12,000        Arizona Educational Loan Marketing Corp., ACES,
                        Senior Ser. A, Rev., FRDO, 1.50%, 05/01/02 +                                      12,000
         4,000        Arizona Educational Loan Marketing Corp., RAMS,
                        Ser. A, Rev., FRDO, 1.40%, 05/18/02 +                                              4,000
         3,000        Arizona Student Loan Acquisition Authority, RAMS,
                        Senior Ser. A-1, Rev., FRDO, 1.50%, 05/01/02 +                                     3,000
         4,000        Northern Arizona Capital Facilities Finance Corp.,
                        Northern Arizona University Project, Student
                        Housing, Ser. A, Rev., FRDO, 4.00%, 10/31/02 +                                     4,091
                                                                                                    ------------
                                                                                                          23,091


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

      PRINCIPAL
       AMOUNT         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Short-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Arkansas -- 0.1%
       $ 1,500        Arkansas State Student Loan Authority, ACES,
                        Senior Ser. A, Rev., FRDO, 1.50%, 05/22/02 +                                $      1,500

                      California -- 3.2%
        10,000        California State, Ser. C, Rev., RAN, FRDO, 1.49%,
                        05/02/02                                                                          10,000
        10,000        California Statewide Communities Development
                        Authority, Kaiser Permanente, Ser. C, Rev., FRDO,
                        0.00%, 05/08/02 +                                                                 10,000
         4,100        Chela Financial USA, Inc., California Student Loan,
                        Senior Ser. B-4, Rev., FRDO, 2.08%, 05/21/02 +                                     4,100
        15,800        Student Education Loan Marketing Corp., RAMS, Sub
                        Ser. III, Class C-1, Rev., FRDO, 1.70%, 05/22/02 +                                15,800
         5,500        Student Education Loan Marketing Corp., Sub Ser. IV,
                        Class C-1, Rev., FRDO, 1.50%, 05/28/02 +                                           5,500
                                                                                                    ------------
                                                                                                          45,400
                      Colorado -- 0.7%
        10,000        The City & County of Denver, Airport Sub Systems,
                        Sub Ser. C-3, Rev., FRDO, FGIC, 1.34%, 05/04/02 +                                 10,000

                      Connecticut -- 0.2%
         2,900        Connecticut State Health & Educational Facilities
                        Authority, Wesleyan University, Ser. D, Rev., FRDO,
                        1.49%, 05/07/02 +                                                                  2,900

                          District of Columbia -- 1.1%
         2,250        District of Columbia, Georgetown University, Ser. A,
                        Rev., FRDO, MBIA, 1.46%, 05/26/02 +                                                2,250
        12,700        District of Columbia, Georgetown University, Ser. C,
                        Rev., FRDO, MBIA, 1.47%, 05/06/02 +                                               12,700
                                                                                                    ------------
                                                                                                          14,950
                      Georgia -- 2.9%
         4,000        Fulton County Development Authority, Lovett School
                        Project, Rev., FRDO, 1.70%, 05/07/02                                               4,000
         4,000        Gwinnett County Hospital Authority, Gwinnett
                        Hospital Systems, Inc. Project, Rev., RAN, FRDO,
                        1.70%, 05/02/02                                                                    4,000
        25,000        Municipal Electric Authority of Georgia, Project One,
                        Ser. C, Rev., FRDO, FSA, 1.65%, 05/01/02                                          24,999
        10,000        Private Colleges & Universities Authority, Emory
                        University, Ser. B, Rev., FRDO, 1.65%, 05/01/02                                   10,000
                                                                                                    ------------
                                                                                                          42,999
                      Illinois -- 0.6%
         4,300        Galesburg, Illinois, Knox College Project, Rev.,
                        FRDO, 1.80%, 05/02/02                                                              4,300
         3,700        Springfield, Illinois, Electric, Sub Lien, Rev., FRDO,
                        MBIA, 1.55%, 05/20/02 +                                                            3,700
                                                                                                    ------------
                                                                                                           8,000
                      Indiana -- 0.4%
         5,000        Indiana Health Facility Financing Authority,
                        Ascension Health Credit Group, Ser. A-4, Rev., FRDO,
                        1.80%, 06/11/02 +                                                                  5,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

      PRINCIPAL
       AMOUNT         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Short-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Iowa -- 0.5%
       $ 6,500        Iowa Student Loan Liquidity Corp., Ser. R, Rev.,
                        FRDO, AMBAC, 1.50%, 05/17/02 +                                              $      6,500

                      Kansas -- 0.8%
         6,735        Burlington, Kansas, Environmental Improvement,
                        Kansas City Power & Light Co. Project, Ser. D, Rev.,
                        FRDO, 3.25%, 08/11/02 +                                                            6,754
         5,000        Burlington, Kansas, Environmental Improvement,
                        Kansas City Power & Light Co., Ser. B, Rev., FRDO,
                        2.25%, 05/07/02 +                                                                  5,000
                                                                                                    ------------
                                                                                                          11,754
                      Kentucky -- 0.5%
         2,950        Ohio County, PCR, Big Rivers Electric Project, Ser. A,
                        Rev., FRDO, AMBAC, 1.35%, 05/01/02 +                                               2,950
         4,000        Owensboro, Kentucky, Mercy Health Systems, Ser. B,
                        Rev., FRDO, MBIA, 1.41%, 05/13/02 +                                                4,000
                                                                                                    ------------
                                                                                                           6,950
                      Louisiana -- 1.2%
         3,000        Louisiana Public Facilities Authority, Student Loan,
                        Ser. A-3, Rev., FRDO, MBIA, 1.43%, 05/25/02 +                                      3,000
        13,500        Louisiana Public Facilities Authority, Wills-Knighton
                        Medical Center, Rev., FRDO, AMBAC, 1.50%,
                        05/01/02 +                                                                        13,500
                                                                                                    ------------
                                                                                                          16,500
                      Maine -- 1.3%
         3,000        Maine Educational Loan Marketing Corp., ACES,
                        Senior Ser. A-2, Rev., FRDO, AMBAC, 1.50%,
                        05/01/02 +                                                                         3,000
         7,900        Maine Educational Loan Marketing Corp., ACES,
             `          Ser. A-2, Rev., FRDO, 1.39%, 05/07/02 +                                            7,900
         7,000        Maine Educational Loan Marketing Corp., ACES,
                        Ser. A-3, Rev., FRDO, 1.41%, 05/07/02 +                                            7,000
                                                                                                    ------------
                                                                                                          17,900
                      Massachusetts--0.3%
         4,250        Massachusetts Health & Educational Facilities
                        Authority, Tufts University, Ser. G, Rev., FRDO, 1.50%,
                        05/14/02 +                                                                         4,250

                      Michigan -- 0.2%
         3,000        Wayne State University, General Purpose, Rev.,
                        FRDO, AMBAC, 1.50%, 05/26/02 +                                                     3,000

                      Mississippi -- 3.6%
         5,600        Mississippi Higher Education Assistance Corp.,
                        Student Loan, ACES, Senior Ser. A, Rev., FRDO,
                        1.43%, 05/17/02 +                                                                  5,600
        10,400        Mississippi Higher Education Assistance Corp.,
                        Student Loan, ACES, Senior Ser. A-1, Rev., FRDO,
                        1.45%, 05/22/02 +                                                                 10,400


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

      PRINCIPAL
       AMOUNT         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Short-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Mississippi -- Continued
       $10,900        Mississippi Higher Education Assistance Corp.,
                        Student Loan, ACES, Senior Ser. A-2, Rev., FRDO,
                        1.30%, 05/22/02 +                                                            $    10,900
        13,000        Mississippi Higher Education Assistance Corp.,
                        Student Loan, ACES, Ser. B, Rev., FRDO, 1.44%,
                        05/17/02 +                                                                        13,000
         2,500        Mississippi Higher Education Assistance Corp.,
                        Student Loan, Ser. A, Rev., FRDO, 1.47%, 05/11/02 +                                2,500
         7,400        Mississippi Higher Education Assistance Corp.,
                        Student Loan, Ser. B, Rev., FRDO, 1.41%, 05/26/02 +                                7,400
                                                                                                    ------------
                                                                                                          49,800
                      Missouri -- 1.4%
        10,000        Missouri State Health & Educational Facilities
                        Authority, Health Facilities, Mercy Health Systems,
                        Ser. B, Rev., FRDO, AMBAC, 1.49%, 05/26/02 +                                      10,000
        10,000        Missouri State Health & Educational Facilities
                        Authority, Health Facilities, Mercy Health Systems,
                        Ser. C, Rev., FRDO, AMBAC, 1.45%, 05/26/02 +                                      10,000
                                                                                                    ------------
                                                                                                          20,000
                      Montana - 1.8%
        10,600        Montana Higher Education Student Assistance
                      Corp., Student Loan, Senior Ser. A, Rev., FRDO,
                      1.41%, 05/01/02 +                                                                   10,600
        14,700        Montana Higher Education Student Assistance
                      Corp., Student Loan, Senior Ser. C, Rev., FRDO,
                      1.40%, 05/16/02 +                                                                   14,700
                                                                                                    ------------
                                                                                                          25,300
                      Multiple States -- 0.4%
         5,311        Puttable Floating Option Tax-Exempt Reciepts,
                        Ser. PPT-34, FLOATS, 1.51%, 05/02/02                                               5,311

                      New Hampshire -- 0.2%
         3,000        New Hampshire Health & Education Facilities
                        Authority, Higher Education Loans, Ser. A, Rev.,
                        FRDO, 1.45%, 05/25/02 +                                                            3,000

                      New Jersey -- 0.7%
        10,000        New Jersey Transportation Trust Fund Authority,
                        Ser. A-8, Rev., FRDO, MBIA, 1.50%, 05/21/02 +                                     10,000

                      New Mexico -- 0.7%
         5,000        New Mexico Educational Assistance Foundation,
                        Student Loan, Ser. A-1, Rev., FRDO, 1.40%, 05/06/02 +                              5,000
         5,000        New Mexico Educational Assistance Foundation,
                        Student Loan, Ser. A-1, Rev., FRDO, 1.50%,
                        05/01/02 +                                                                         5,000
                                                                                                    ------------
                                                                                                          10,000
                      New York -- 2.0%
        15,500        New York State Energy Research & Development
                        Authority, Consolidated Edison Co., Subser. A-2, Rev.,
                        FRDO, AMBAC, 1.60%, 05/29/02 +                                                    15,500


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

      PRINCIPAL
       AMOUNT         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Short-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      New York -- Continued
       $12,950        Triborough Bridge & Tunnel Authority, ACES,
                        Ser. A-5, Rev., FRDO, 1.60%, 05/14/02 +                                      $    12,950
                                                                                                    ------------
                                                                                                          28,450
                      North Carolina -- 0.3%
         4,435        North Carolina Housing Finance Agency,
                        Appalachian Student Housing, Ser. A, Rev., FRDO,
                        5.50%, 09/19/02                                                                    4,538

                      Ohio -- 0.4%
         6,000        Student Loan Funding Corp., Ser. B-2, Rev., FRDO,
                        AMBAC, 1.46%, 05/01/02 +                                                           6,000

                      Oklahoma -- 0.7%
         4,300        Oklahoma Student Loan Authority, Ser. A-1, Rev.,
                        FRDO, 1.50%, 05/21/02 +                                                            4,300
         6,000        Tulsa County Industrial Authority, Healthcare, St.
                        Francis Hospital, Inc., Ser. B, Rev., FRDO, 5.15%,
                        06/28/02 +                                                                         6,239
                                                                                                    ------------
                                                                                                          10,539
                      Pennsylvania -- 2.1%
        10,000        Clinton County IDA, Solid Waste Disposal,
                        International Paper Co. Project, Ser. A, Rev., FRDO,
                        4.73%, 09/01/02 +                                                                 10,015
        20,000        Quakertown General Authority, Hospital Group
                        Pooled Financing, Rev., FRDO, 1.60%, 05/06/02                                     20,000
                                                                                                    ------------
                                                                                                          30,015
                      Rhode Island -- 1.7%
         4,000        Rhode Island Student Loan Authority, Family
                        Education Loan Program, Ser. A, Rev., FRDO, 1.35%,
                        05/21/02 +                                                                         4,000
        10,500        Rhode Island Student Loan Authority, Ser. 1, Rev.,
                        FRDO, AMBAC, 1.42%, 05/19/02 +                                                    10,500
         9,700        Rhode Island Student Loan Authority, Ser. 1, Rev.,
                        FRDO, AMBAC, 1.48%, 05/06/02 +                                                     9,700
                                                                                                    ------------
                                                                                                          24,200
                      South Carolina -- 0.8%
         6,000        South Carolina State Education Assistance
                        Authority, Student Loan, Senior Lien, Ser. A, Rev.,
                        FRDO, 1.44%, 05/30/02 +                                                            6,000
         5,650        South Carolina State, Education Assistance
                        Authority, Student Loan, Senior Lien, ACES, Ser. A-1,
                        Rev., FRDO, 1.43%, 05/31/02 +                                                      5,650
                                                                                                    ------------
                                                                                                          11,650
                      South Dakota -- 1.9%
        13,000        Education Loans, Inc., South Dakota, ACES, Ser. 1-A,
                        Rev., FRDO, 1.50%, 05/19/02 +                                                     13,000
         4,000        Education Loans, Inc., South Dakota, ACES, Ser. 1-B,
                        Rev., FRDO, 1.48%, 05/19/02 +                                                      4,000
        10,000        Education Loans, Inc., South Dakota, ACES, Ser. 1-C,
                        Rev., FRDO, 1.41%, 05/19/02 +                                                     10,000
                                                                                                    ------------
                                                                                                          27,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

      PRINCIPAL
       AMOUNT         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Short-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Tennessee -- 0.2%
       $ 3,000        Educational Funding South, Inc., Tennesse                                     $      3,000
                        Educational Loans, ACES, Senior Ser. A-1, Rev.,
                        FRDO, 1.41%, 05/22/02 +

                      Texas -- 4.3%
         2,500        Brazos Higher Education Authority, ACES, Senior
                        Lien, Ser. A-1, Rev., FRDO, 1.50%, 05/03/02 +                                      2,500
         7,000        Brazos Higher Education Authority, Senior Lien,
                        Ser. A-1, Rev., FRDO, 1.43%, 05/27/02 +                                            7,000
         4,000        Brazos Higher Education Authority, Senior Lien,
                        Ser. A-3, Rev., FRDO, 1.41%, 05/04/02 +                                            4,000
         5,050        Brazos Higher Education Authority, Senior Lien,
                        Student Loan, Ser. A-2, Rev., FRDO, 1.45%, 05/16/02 +                              5,050
         8,000        Brazos River Authority, Texas Utilities Electric Co.,
                        Ser. B, Rev., FRDO, 5.05%, 06/21/02 +                                              8,030
        10,000        Harris County Health Facilities Development
                        Authority, Hospital, Memorial Hermann, Ser. B, Rev.,
                        FRDO, FSA, 1.47%, 05/17/02 +                                                      10,000
        10,000        Harris County Health Facilities Development
                        Authority, Stars Memorial Hospital, Ser. B, Rev.,
                        FRDO, MBIA, 1.45%, 05/12/02 +                                                     10,000
         7,100        Houston, Texas, Hotel Occupancy, Convention &
                        Entertainment, Ser. C-1, Rev., FRDO, AMBAC, 1.50%,
                        05/08/02 +                                                                         7,100
         5,000        South Texas Higher Education Authority, Ser. A-1,
                        Rev., FRDO, MBIA, 1.41%, 05/25/02 +                                                5,000
                                                                                                    ------------
                                                                                                          58,680
                      Utah -- 3.0%
         3,000        Intermountain Power Agency Power Supply, Ser. E,
                        Rev., FRDO, AMBAC, 2.03%, 10/30/02                                                 3,000
        19,450        Utah State Board Of Regents, Student Loan, ACES,
                        Ser. A, Class II, Rev., FRDO, 1.50%, 05/06/02 +                                   19,450
        20,000        Utah Transit Authority, Sales Tax & Transportation,
                        Utah Light Rail Transit, Ser. R, Rev., FRDO, 1.65%,
                        05/06/02                                                                          20,000
                                                                                                    ------------
                                                                                                          42,450
                      Vermont -- 1.3%
         8,000        Vermont Student Assistance Corp., Educational
                        Loan, Ser. I, Rev., FRDO, FSA, 1.44%, 05/27/02 +                                   8,000
        10,000        Vermont Student Assistance Corp., Educational
                        Loan, Ser. N, Rev., FRDO, AMBAC, 1.45%, 05/24/02 +                                10,000
                                                                                                    ------------
                                                                                                          18,000
                      Virginia -- 0.8%
         7,800        Louisa IDA, Solid Waste & Sewer Disposal, Power
                        Company Project, Ser. A, Rev., FRDO, 3.15%,
                        10/01/02                                                                           7,800
         4,000        Louisa IDA, Solid Waste & Sewer Disposal, Virginia
                        Electric & Power Co. Project, Ser. A, Rev., FRDO,
                        3.40%, 08/28/02                                                                    4,000
                                                                                                    ------------
                                                                                                          11,800


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

      PRINCIPAL
       AMOUNT         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Short-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Wisconsin -- 0.4%
       $ 5,000        Wisconsin State Health & Educational Facilities,
                      1.89%, 05/01/02                                                               $      5,000

                      Wyoming -- 1.6%
         5,800        Wyoming Student Loan Corp., ACES, Ser. B, Rev.,
                        FRDO, 1.50%, 05/01/02 +                                                            5,800
         5,000        Wyoming Student Loan Corp., ACES, Ser. B, Rev.,
                        FRDO, 1.50%, 05/18/02 +                                                            5,000
         8,000        Wyoming Student Loan Corp., Ser. A, Rev., FRDO,
                        1.50%, 05/17/02 +                                                                  8,000
         4,000        Wyoming Student Loan, ACES, Ser. A, Rev., FRDO,
                        1.50%, 05/24/02 +                                                                  4,000
                                                                                                    ------------
                                                                                                          22,800
                      ------------------------------------------------------------------------------------------
                      Total Short Term -- Municipal Securities                                           676,219
                      (Cost $675,828)
                      ------------------------------------------------------------------------------------------
                      U.S. Treasury Securities -- 0.3%
                      --------------------------------
                      U.S. Treasury Bills,
         1,100          1.83%, 10/24/02 @ +                                                                1,090
           700          DN, 1.76%, 05/16/02 +                                                                699
         2,500          DN, 1.85%, 05/02/02 +                                                              2,500
                                                                                                    ------------
                                                                                                           4,289
                      ------------------------------------------------------------------------------------------
                      Total U.S. Treasury Securities                                                       4,289
                      (Cost $4,290)
                      ------------------------------------------------------------------------------------------
    Shares
                      Money Market Fund -- 8.9%
                      -------------------------
                      United States -- 8.9%
       126,045        JPMorgan Tax Free Money Market (a) +
                        (Cost $126,045)                                                                  126,045
----------------------------------------------------------------------------------------------------------------
                      Total Short-Term Investments
                        (Cost $822,659)                                                                  823,048
----------------------------------------------------------------------------------------------------------------
                      Total Investments -- 100.0%
                        (Cost $1,407,594)                                                             $1,410,705
----------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

FUTURES
----------------------------------------------------------------------------------------------------------------
                                                                                 NOTIONAL             UNREALIZED
    NUMBER                                                                         VALUE             APPRECIATION/
      OF                                                   EXPIRATION           AT 4/30/02          (DEPRECIATION)
   CONTRACTS      DESCRIPTION                                 DATE                 (USD)                 (USD)
==================================================================================================================
                  Long Futures Outstanding
                  ------------------------
      296         Thirty-Day Fed                       July, 2002                   $121,070               $179
     1,423        Eurodollar                           September, 2002               346,678                 54

                  Short Futures Outstanding
                  -------------------------
    (1,423)       Eurodollar                           December, 2002               (344,651)              (141)
     (247)        2 Year Treasury Notes                June, 2002                    (51,650)              (249)


                       SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan TAX AWARE SMALL COMPANY
         OPPORTUNITIES FUND
         PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- 96.5%
----------------------------------------------------------------------------------------------------------------
                      Common Stocks -- 96.5%
                      ----------------------
                      Aerospace -- 1.1%
            10        Alliant Techsystems, Inc. *                                                  $       1,053

                      Airlines -- 0.3%
            20        ExpressJet Holdings, Inc. *                                                            283

                      Automotive -- 1.5%
            25        Oshkosh Truck Corp.                                                                  1,434

                      Banking -- 1.7%
            20        Doral Financial Corp.                                                                  696
            58        NetBank, Inc. *                                                                        926
                                                                                                   -------------
                                                                                                           1,622
                      Biotechnology -- 3.7%
            30        Abgenix, Inc. *                                                                        422
            53        Charles River Laboratories International, Inc. *                                     1,593
            51        CuraGen Corp. *                                                                        441
            18        Transkaryotic Therapies, Inc. *                                                        728
            69        Xoma LTD *                                                                             257
                                                                                                   -------------
                                                                                                           3,441
                      Business Services -- 5.0%
            35        Administaff, Inc. *                                                                    814
            27        Alliance Data Systems Corp. *                                                          655
            67        DiamondCluster International, Inc., Class A *                                          844
            51        FreeMarkets, Inc. *                                                                    902
            56        On Assignment, Inc. *                                                                1,142
            23        Spherion Corp. *                                                                       296
                                                                                                   -------------
                                                                                                           4,653
                      Chemicals -- 2.4%
             7        OM Group, Inc.                                                                         491
            89        Symyx Technologies, Inc. *                                                           1,753
                                                                                                   -------------
                                                                                                           2,244
                      Computer Software -- 4.4%
            21        Activision, Inc. *                                                                     668
            27        Borland Software Corp. *                                                               297
            20        Embarcadero Technologies, Inc. *                                                       216
           101        Precise Software Solutions LTD (Israel) *                                            1,330
            28        SmartForce PLC, ADR *                                                                  180
            28        Tier Technologies, Inc., Class B *                                                     424
           133        Witness Systems, Inc. *                                                              1,044
                                                                                                   -------------
                                                                                                           4,159
                      Computers/Computer Hardware -- 1.2%
            87        Maxtor Corp. *                                                                         599
            17        Mercury Computer Systems, Inc. *                                                       478
           ^^0        Synaptics, Inc. *                                                                        7
                                                                                                   -------------
                                                                                                           1,084


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Consumer Services -- 0.6%
            11        ITT Educational Services, Inc. *                                             $         572

                      Electronics/Electrical Equipment -- 3.3%
           200        Capstone Turbine Corp. *                                                               609
            12        Coherent, Inc. *                                                                       371
            32        OSI Systems, Inc. *                                                                    640
            21        Plexus Corp. *                                                                         516
           117        Power-One, Inc. *                                                                      982
                                                                                                   -------------
                                                                                                           3,118
                      Entertainment/Leisure -- 3.0%
            24        Bally Total Fitness Holding Corp. *                                                    533
            54        Six Flags, Inc. *                                                                      980
            81        WMS Industries, Inc. *                                                               1,303
                                                                                                   -------------
                                                                                                           2,816
                      Environmental Services -- 2.6%
             6        Stericycle, Inc. *                                                                     413
            56        Waste Connections, Inc. *                                                            1,979
                                                                                                   -------------
                                                                                                           2,392
                      Financial Services -- 5.4%
            49        American Capital Strategies LTD                                                      1,557
           102        Ameritrade Holding Corp., Class A *                                                    549
           174        eSpeed, Inc., Class A *                                                              2,150
           109        Ocwen Financial Corp. *                                                                820
                                                                                                   -------------
                                                                                                           5,076
                      Food/Beverage Products -- 1.5%
            23        Dean Foods Co. *                                                                       864
            12        Dreyer's Grand Ice Cream, Inc.                                                         579
                                                                                                   -------------
                                                                                                           1,443
                      Health Care/Health Care Services -- 9.8%
            26        Accredo Health, Inc. *                                                               1,689
            17        American Healthways, Inc. *                                                            458
            21        AMN Healthcare Services, Inc. *                                                        634
            60        Eclipsys Corp. *                                                                       963
           202        Hooper Holmes, Inc.                                                                  2,100
            24        LifePoint Hospitals, Inc. *                                                          1,025
            26        NDCHealth Corp.                                                                        843
            19        Odyssey Healthcare, Inc. *                                                             656
            28        Priority Healthcare Corp., Class B *                                                   836
                                                                                                   -------------
                                                                                                           9,204
                      Internet Services/Software -- 3.6%
            67        LendingTree, Inc. *                                                                    910
            66        Netegrity, Inc. *                                                                      508
            31        Overture Services, Inc. *                                                            1,070
            87        Priceline.com, Inc. *                                                                  441
           122        Seebeyond Technology Corp. *                                                           419
                                                                                                   -------------
                                                                                                           3,348
                      Machinery & Engineering Equipment -- 1.4%
            38        Flowserve Corp. *                                                                    1,302


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Manufacturing -- 0.5%
            19        Applied Films Corp. *                                                        $         464

                      Multi-Media -- 1.7%
            39        Cablevision Systems Corp-Rainbow Media Group *                                         851
            23        Crown Media Holdings, Inc., Class A *                                                  235
            23        Journal Register Co. *                                                                 488
                                                                                                   -------------
                                                                                                           1,574
                      Oil & Gas -- 7.4%
           127        Chesapeake Energy Corp. *                                                            1,082
           232        Global Industries LTD *                                                              2,232
            17        Lone Star Technologies *                                                               460
            58        Spinnaker Exploration Co. *                                                          2,490
            15        Stone Energy Corp. *                                                                   650
                                                                                                   -------------
                                                                                                           6,914
                      Packaging -- 0.5%
            44        Crown Cork & Seal Co., Inc. *                                                          492

                      Pharmaceuticals -- 7.1%
            49        Amylin Pharmaceuticals, Inc. *                                                         462
            91        Isis Pharmaceuticals, Inc. *                                                         1,151
            14        La Jolla Pharmaceutical Co., (PIPE), #, (f), *                                         103
            40        La Jolla Pharmaceutical Co. *                                                          292
            42        Ligand Pharmaceuticals, Inc., Class B *                                                661
            53        Neurocrine Biosciences, Inc. *                                                       1,729
            22        Scios, Inc. *                                                                          674
            29        Taro Pharmaceutical Industries LTD (Israel) *                                          640
            19        Trimeris, Inc. *                                                                       926
                                                                                                   -------------
                                                                                                           6,638
                      Printing & Publishing -- 1.0%
            29        Information Holdings, Inc. *                                                           899

                      Real Estate Investment Trust -- 0.5%
            15        FBR Asset Investment Corp.                                                             507

                      Restaurants/Food Services -- 1.7%
            21        AFC Enterprises, Inc. *                                                                707
            19        CEC Entertainment, Inc. *                                                              897
                                                                                                   -------------
                                                                                                           1,604
                      Retailing -- 7.1%
            89        1-800-FLOWERS.COM, Inc. *                                                            1,225
            64        Alloy, Inc. *                                                                          814
            25        AnnTaylor Stores Corp. *                                                             1,095
            30        Duane Reade, Inc. *                                                                    940
            47        HOT Topic, Inc. *                                                                    1,052
            13        Pacific Sunwear of California, Inc. *                                                  328
            43        School Specialty, Inc. *                                                             1,227
                                                                                                   -------------
                                                                                                           6,681


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Semi-Conductors -- 11.5%
            28        Anadigics, Inc. *                                                            $         280
            30        Asyst Technologies, Inc. *                                                             497
            30        ATMI, Inc. *                                                                           921
           143        August Technology Corp. *                                                            2,073
            88        Exar Corp. *                                                                         1,756
            88        HI/FN, Inc. *                                                                          928
            63        Kopin Corp. *                                                                          502
            33        Lattice Semiconductor Corp. *                                                          393
            24        LTX Corp. *                                                                            516
            12        Oak Technology, Inc. *                                                                 172
            37        Photronics, Inc. *                                                                   1,215
            17        PRI Automation, Inc. *                                                                 323
            47        Silicon Image, Inc. *                                                                  451
           156        Stratos Lightwave, Inc. *                                                              431
             8        Veeco Instruments, Inc. *                                                              245
                                                                                                   -------------
                                                                                                          10,703
                      Steel -- 2.0%
            58        Reliance Steel & Aluminum Co.                                                        1,860

                      Telecommunications -- 0.6%
            55        Boston Communications Group *                                                          540

                      Telecommunications Equipment -- 1.5%
            51        Advanced Fibre Communication, Inc. *                                                   904
            56        Harmonic, Inc. *                                                                       455
                                                                                                   -------------
                                                                                                           1,359
                      Utilities -- 0.9%
            27        Allete, Inc.                                                                           818
----------------------------------------------------------------------------------------------------------------
                      Total Long-Term Investments                                                         90,297
                      (Cost $93,955)
----------------------------------------------------------------------------------------------------------------
    Short-Term Investments -- 3.5%
----------------------------------------------------------------------------------------------------------------
                      Money Market Fund -- 3.5%
                      -------------------------
         3,276        JPMorgan Federal Money Market (a)                                                    3,276
                      (Cost $3,276)
----------------------------------------------------------------------------------------------------------------
                      Total Investments -- 100.0%                                                        $93,573
                      (Cost $97,231)
----------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan TAX AWARE U.S. EQUITY
         FUND
         PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- 97.4%
----------------------------------------------------------------------------------------------------------------
                      Common Stocks -- 97.4%
                      Apparel -- 0.6%
            40        Jones Apparel Group, Inc. *                                                  $       1,558

                      Banking -- 5.5%
           103        Bank One Corp.                                                                       4,210
           212        U.S. Bancorp                                                                         5,018
           137        Wachovia Corp.                                                                       5,219
                                                                                                   -------------
                                                                                                          14,447
                      Biotechnology -- 0.9%
            45        Amgen, Inc. *                                                                        2,353

                      Broadcasting/Cable -- 0.7%
            71        Comcast Corp., Class A *                                                             1,886

                      Chemicals -- 1.1%
            40        Air Products & Chemicals, Inc.                                                       1,922
            13        Potash Corp. of Saskatchewan                                                           827
                                                                                                   -------------
                                                                                                           2,749
                      Computer Networks -- 1.3%
           240        Cisco Systems, Inc. *                                                                3,509

                      Computer Software -- 3.2%
           151        Microsoft Corp. *                                                                    7,870
            22        Veritas Software Corp. *                                                               618
                                                                                                   -------------
                                                                                                           8,488
                      Computers/Computer Hardware -- 3.9%
            70        Dell Computer Corp. *                                                                1,844
            51        International Business Machines Corp.                                                4,263
            52        NCR Corp. *                                                                          2,013
           249        Sun Microsystems, Inc. *                                                             2,033
                                                                                                   -------------
                                                                                                          10,153
                      Consumer Products -- 5.7%
            30        Colgate-Palmolive Co.                                                                1,590
            72        Gillette Co.                                                                         2,562
            98        Philip Morris Companies, Inc.                                                        5,356
            59        Procter & Gamble Co.                                                                 5,289
                                                                                                   -------------
                                                                                                          14,797
                      Diversified -- 5.0%
           285        General Electric Co.                                                                 8,989
           225        Tyco International LTD (Bermuda)                                                     4,142
                                                                                                   -------------
                                                                                                          13,131
                      Electronics/Electrical Equipment -- 1.7%
            51        Johnson Controls, Inc.                                                               4,390

                      Financial Services -- 9.0%
            53        Capital One Financial Corp.                                                          3,174
           200        Citigroup, Inc.                                                                      8,678
           124        E*TRADE Group, Inc. *                                                                  938
            52        Fannie Mae                                                                           4,104


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Financial Services -- Continued
            57        Goldman Sachs Group, Inc.                                                    $       4,450
            57        Washington Mutual, Inc.                                                              2,151
                                                                                                   -------------
                                                                                                          23,495
                      Food/Beverage Products -- 3.8%
            99        Coca-Cola Co.                                                                        5,512
            42        Kraft Foods, Inc., Class A                                                           1,724
            50        PepsiCo, Inc.                                                                        2,579
                                                                                                   -------------
                                                                                                           9,815
                      Insurance -- 6.6%
            79        Allstate Corp.                                                                       3,139
            77        Ambac Financial Group, Inc.                                                          4,825
            61        American International Group, Inc.                                                   4,218
            47        CIGNA Corp.                                                                          5,101
                                                                                                   -------------
                                                                                                          17,283
                      Machinery & Engineering Equipment -- 1.0%
            56        Deere & Co.                                                                          2,489

                      Manufacturing -- 1.3%
            49        Danaher Corp.                                                                        3,493

                      Metals/Mining -- 1.1%
            85        Alcoa, Inc.                                                                          2,886

                      Multi-Media -- 3.5%
           120        AOL Time Warner, Inc. *                                                              2,285
           190        Liberty Media Corp., Class A *                                                       2,033
            85        News Corp., LTD, ADR (Australia)                                                     2,240
            57        Viacom, Inc., Class B *                                                              2,703
                                                                                                   -------------
                                                                                                           9,261
                      Oil & Gas -- 8.6%
           125        Baker Hughes, Inc.                                                                   4,695
            69        ChevronTexaco Corp.                                                                  6,009
           290        Exxon Mobil Corp.                                                                   11,666
                                                                                                   -------------
                                                                                                          22,370
                      Paper/Forest Products -- 1.4%
            67        Temple-Inland, Inc.                                                                  3,536

                      Pharmaceuticals -- 10.2%
            78        Bristol-Myers Squibb Co.                                                             2,238
            91        Johnson & Johnson                                                                    5,816
            70        Lilly (Eli) & Co.                                                                    4,650
           116        Pfizer, Inc.                                                                         4,210
            81        Pharmacia Corp.                                                                      3,319
            87        Schering-Plough Corp.                                                                2,370
            77        Wyeth                                                                                4,383
                                                                                                   -------------
                                                                                                          26,986
                      Retailing -- 7.3%
           103        Home Depot, Inc.                                                                     4,765
           101        Target Corp.                                                                         4,396
            75        TJX Companies, Inc.                                                                  3,264


                       SEE NOTES TO FINANCIAL STATEMENTS.

AS OF APRIL 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

       SHARES         ISSUER                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
    Long-Term Investments -- Continued
----------------------------------------------------------------------------------------------------------------
                      Retailing -- Continued
           118        Wal-Mart Stores, Inc.                                                        $       6,574
                                                                                                   -------------
                                                                                                          18,999
                      Semi-Conductors -- 4.3%
            59        Altera Corp. *                                                                       1,213
            52        Applied Materials, Inc. *                                                            1,265
           193        Intel Corp.                                                                          5,530
            27        Linear Technology Corp.                                                              1,049
            70        Texas Instruments, Inc.                                                              2,168
                                                                                                   -------------
                                                                                                          11,225
                      Telecommunications -- 3.4%
           103        SBC Communications, Inc.                                                             3,196
            96        Sprint Corp. - PCS Group *                                                           1,074
           112        Verizon Communications, Inc.                                                         4,512
                                                                                                   -------------
                                                                                                           8,782
                      Telecommunications Equipment -- 1.3%
            85        Motorola, Inc.                                                                       1,302
            55        Nokia OYJ, ADR (Finland)                                                               894
            40        Qualcomm, Inc. *                                                                     1,206
                                                                                                   -------------
                                                                                                           3,402
                      Transportation -- 1.3%
            59        Union Pacific Corp.                                                                  3,323

                      Utilities -- 3.7%
            77        American Electric Power Co., Inc.                                                    3,526
            61        DTE Energy Co.                                                                       2,766
            77        Pinnacle West Capital Corp.                                                          3,374
                                                                                                   -------------
                                                                                                           9,666
----------------------------------------------------------------------------------------------------------------
                      Total Long-Term Investments                                                        254,472
                      (Cost $280,284)
----------------------------------------------------------------------------------------------------------------
    Short-Term Investments -- 2.6%
----------------------------------------------------------------------------------------------------------------
                      Money Market Fund -- 2.6%
                      -------------------------
         6,767        JPMorgan Prime Money Market Fund (a)                                                 6,767
                      (Cost $6,767)
----------------------------------------------------------------------------------------------------------------
                      Total Investments -- 100.0%                                                       $261,239
                      (Cost $287,051)
----------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

INDEX:

*         -- Non-Income producing security.
#         -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
^         -- Security is prerefunded or escrowed to maturity. The maturity date shown is the date of the prerefunded call.
^^        -- Amounts round to less than one thousand.
+         -- All or a portion of this security is segregated for when issued securities.
@         -- Securities fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.
(a)       -- Affiliated. Money market fund registered under the Investment
             Company Act of 1940, as amended and advised by J.P. Morgan Fleming Asset Management, Inc.
(f)       -- Fair Valued Investment.
!         -- The security is puttable. The maturity date shown is the date of the mandatory tender and remarketing.
ACES      -- Auction Rate Securities.
ADR       -- American Depository Receipt.
AMBAC     -- AMBAC Assurance Corp.
BAN       -- Bond Anticipation Note.
COP       -- Certificates of Participation.
DN        -- Discount Note. The rate shown is the effective yield at the date of purchase.
FGIC      -- Financial Guaranty Insurance Co.
FLOATS    -- Floating Auction Tax Exempts.
FRDO      -- Floating Rate Demand Obligation. The maturity date shown is the next interest reset date. The interest rate shown is the rate in effect at 4/30/02.
FRN       -- Floating Rate Note. The maturity date shown is the actual maturity date.
FSA       -- Financial Securities Assurance, Inc.
GDR       -- Global Depository Receipt.
GO        -- General Obligation.
IBC       -- Insured Bond Certificates.
IDA       -- Industrial Development Authority.
IDR       -- Industrial Development Revenue.
MBIA      -- Municipal Bond Insurance Association.
PCR       -- Pollution Control Revenue.
PIPE      -- Private investment in a public equity.
RAMS      -- Reverse Annuity Mortgage Authority.
RAN       -- Revenue Anticipation note.
Rev       -- Revenue Bond.
Ser       -- Series.
TRAN      -- Tax & Revenue Anticipation Note.
AUD       -- Australian Dollar
CAD       -- Canadian Dollar
CHF       -- Swiss Franc
EUR       -- Euro Dollar
GBP       -- Great Britain Pound
HKD       -- Hong Kong Dollar
JPY       -- Japanese Yen
SEK       -- Swedish Krona
SGD       -- Singapore DollarSee notes to financial statements.

                      SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan FUNDS STATEMENT OF ASSETS & LIABILITIES
As of April 30, 2002 (unaudited)

(Amounts in thousands, except per share amounts)

                                                                     FLEMING TAX AWARE                  TAX AWARE
                                                                       INTERNATIONAL               DISCIPLINED EQUITY
                                                                    OPPORTUNITIES FUND                    FUND
----------------------------------------------------------------------------------------------------------------------
     ASSETS:
        Investment securities, at value                                   $194,774                       $267,891
        Cash                                                                   799                             15
        Foreign currency, at value                                             409                             --
        Receivables:
          Investment securities sold                                           715                            449
          Interest and dividends                                               531                            193
          Foreign tax reclaim                                                  163                             --
          Unrealized appreciation on forward foreign
          currency contracts                                                   122                             --
          Expense reimbursements                                                 1                             --
----------------------------------------------------------------------------------------------------------------------
     Total Assets                                                          197,514                        268,548
----------------------------------------------------------------------------------------------------------------------
     LIABILITIES:
        Payables:
          Investment securities purchased                                       --                            449
          Fund shares redeemed                                                  --                             16
          Unrealized depreciation on forward foreign
          currency contracts                                                   206                             --
        Accrued liabilities:
          Investment advisory fees                                             114                             84
          Administration fees                                                    3                             20
          Shareholder servicing fees                                             2                             --
          Distribution fees                                                      2                             --
          Custodian fees                                                        82                             41
          Trustee fees                                                           2                            --^
          Other                                                                 74                             51
----------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                         485                            661
----------------------------------------------------------------------------------------------------------------------
     NET ASSETS:
        Paid in capital                                                    223,488                        354,036
        Accumulated undistributed/(overdistributed)
        net investment income                                                  567                            159
        Accumulated net realized gain (loss) on investments,
        futures and foreign exchange transactions                          (22,250)                       (64,066)
        Net unrealized depreciation on investments and
        foreign exchange translations                                       (4,776)                       (22,242)
----------------------------------------------------------------------------------------------------------------------
     Total Net Assets                                                     $197,029                       $267,887
----------------------------------------------------------------------------------------------------------------------
     Shares of beneficial interest outstanding ($0.001 par
     value; unlimited number of shares authorized)
        Class A Shares                                                         681                             --
        Class B Shares                                                           3                             --
        Class C Shares                                                           1                             --
        Institutional Shares                                                14,057                         18,625
     Net Asset Value:
        Class A Shares (and redemption price)                             $  13.29                       $     --
        Class B Shares*                                                   $  13.24                       $     --
        Class C Shares*                                                   $  13.24                       $     --
        Institutional Shares (and redemption price)                       $  13.37                       $  14.38
        Class A Maximum Public Offering Price Per Share
        (net asset value per share/94.25%)                                $  14.10                       $     --
----------------------------------------------------------------------------------------------------------------------
     Cost of investments                                                  $199,483                       $290,133
----------------------------------------------------------------------------------------------------------------------
     Cost of foreign currency                                             $    409                       $     --
======================================================================================================================

^Amount rounds to less than one thousand.
*Redemption price may be reduced by contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

(Amounts in thousands, except per share amounts)

                                                                    TAX AWARE          TAX AWARE
                                                                    ENHANCED         SMALL COMPANY         TAX AWARE
                                                                     INCOME          OPPORTUNITIES        U.S. EQUITY
                                                                      FUND                FUND               FUND
----------------------------------------------------------------------------------------------------------------------
     ASSETS:
        Investment securities, at value                             $1,410,705           $ 93,573          $261,239
        Cash                                                                --                 --                 1
        Receivables:
          Investment securities sold                                     6,418                613                --
          Fund shares sold                                                  --                  2                57
          Interest and dividends                                         8,235                  8               254
          Expense reimbursements                                            --                  3                 7
        Deferred organization costs                                         --                  3                --
----------------------------------------------------------------------------------------------------------------------
     Total Assets                                                    1,425,358             94,202           261,558
----------------------------------------------------------------------------------------------------------------------
     LIABILITIES:
        Payables:
          To custodian                                                     502                 --                --
          Dividends                                                      2,479                 --                --
          Investment securities purchased                               25,383                551                --
          Fund shares redeemed                                              --                 --                95
          Variation margin account for futures contracts                    37                 --                --
        Accrued liabilities:
          Investment advisory fees                                         248                 72               100
          Administration fees                                               23                  4                 8
          Shareholder servicing fees                                        43                 19                47
          Distribution fees                                                  2                 --                 3
          Custodian fees                                                   165                 20                33
          Trustee fees                                                       1                --^               --^
          Other                                                            119                 64                65
----------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                  29,002                730               351
----------------------------------------------------------------------------------------------------------------------
     NET ASSETS:
        Paid in capital                                              1,387,443            162,511           303,120
        Accumulated undistributed/(overdistributed) net
        investment income                                                  (86)              (654)              143
        Accumulated net realized gain (loss) on
        investments and futures                                          6,045            (64,727)          (16,244)
        Net unrealized appreciation (depreciation) on
        investments and futures                                          2,954             (3,658)          (25,812)
----------------------------------------------------------------------------------------------------------------------
     Total Net Assets                                               $1,396,356           $ 93,472          $261,207
----------------------------------------------------------------------------------------------------------------------
     Shares of beneficial interest outstanding ($0.001
     par value; unlimited number of shares authorized)
        Class A Shares                                                     896                 54               316
        Class B Shares                                                      --                 12               204
        Class C Shares                                                      --                 12                16
        Institutional Shares                                           117,694                 --             4,095
        Select Shares                                                   19,365              8,578            13,538
     Net Asset Value:
        Class A Shares (and redemption price)                       $    10.13           $  10.75          $  15.35
        Class B Shares*                                             $       --           $  10.76          $  15.24
        Class C Shares*                                             $       --           $  10.70          $  15.22
        Institutional Shares (and redemption price)                 $    10.12           $     --          $  10.97
        Select Shares (and redemption price)                        $    10.13           $  10.80          $  15.37
        Class A Maximum Public Offering Price Per Share
        (net asset value per share, 98.50%,
        194.25% and 94.25%)                                         $    10.28           $  11.41          $  16.29
======================================================================================================================
Cost of investments                                                 $1,407,594           $ 97,231          $287,051
======================================================================================================================

^Amount rounds to less than one thousand.
*Redemption price may be reduced by contingent deferred sales charge.


                       SEE NOTES TO FINANCIAL STATEMENTS.

FUNDS STATEMENT OF OPERATIONS
For the six months ended April 30, 2002 (unaudited)

(Amounts in thousands)

                                                                     FLEMING TAX AWARE                  TAX AWARE
                                                                       INTERNATIONAL               DISCIPLINED EQUITY
                                                                    OPPORTUNITIES FUND                    FUND
----------------------------------------------------------------------------------------------------------------------
     INVESTMENT INCOME:
        Interest                                                           $    21                        $    19
        Dividend                                                             1,953                          1,967
        Dividend income from affiliated investments*                            --                             22
        Foreign tax withholding                                               (174)                            (2)
----------------------------------------------------------------------------------------------------------------------
     Total investment income                                                 1,800                          2,006
----------------------------------------------------------------------------------------------------------------------
     EXPENSES:
        Investment advisory fees                                               799                            538
        Administration fees                                                    141                            230
        Shareholder servicing fees                                              99                            154
        Distribution fees                                                        8                             --
        Custodian and accounting fees                                          142                             68
        Printing and postage                                                    24                              7
        Professional fees                                                       25                             20
        Registration fees                                                        8                             13
        Transfer agent fees                                                     45                             25
        Trustees' fees                                                           1                              2
        Organization fees                                                       --                              3
        Other                                                                    5                              5
----------------------------------------------------------------------------------------------------------------------
     Total expenses                                                          1,297                          1,065
----------------------------------------------------------------------------------------------------------------------
        Less amounts waived                                                    307                            217
        Less earnings credits                                                   --                              3
        Less expense reimbursements                                             24                             --
----------------------------------------------------------------------------------------------------------------------
          Net expenses                                                         966                            845
----------------------------------------------------------------------------------------------------------------------
     Net investment income                                                     834                          1,161
----------------------------------------------------------------------------------------------------------------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS:
        Net realized gain (loss) on transactions from:
           Investments                                                      (9,099)                        (2,724)
           Futures                                                             139                             --
           Foreign exchange                                                    484                             --
        Change in net unrealized appreciation (depreciation) of:
           Investments                                                      22,573                          5,879
           Foreign exchange translations                                      (149)                            --
----------------------------------------------------------------------------------------------------------------------
        Net realized and unrealized gain (loss) from
        investments, futures and foreign exchange translations              13,948                          3,155
----------------------------------------------------------------------------------------------------------------------
        Net increase in net assets from operations                         $14,782                        $ 4,316
======================================================================================================================
*    Includes reimbursements of investment advisory,
     administration and shareholder servicing fees of:                     $    --                        $     2
======================================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

(Amounts in thousands)

                                                                     TAX AWARE          TAX AWARE             TAX
                                                                     ENHANCED         SMALL COMPANY           AWARE
                                                                      INCOME          OPPORTUNITIES        U.S. EQUITY
                                                                       FUND               FUND                FUND
----------------------------------------------------------------------------------------------------------------------
     INVESTMENT INCOME:
        Interest                                                       $16,662           $     52            $    68
        Dividend                                                             3                103              1,629
        Dividend income from affiliated investments*                       740                 35                 99
        Foreign tax withholding                                             --                 --                 (1)
----------------------------------------------------------------------------------------------------------------------
     Total Investment income                                            17,405                190              1,795
----------------------------------------------------------------------------------------------------------------------
     EXPENSES:
        Investment advisory fees                                         1,682                531                578
        Administration fees                                              1,009                 94                193
        Shareholder servicing fees                                         819                156                295
        Distribution fees                                                    5                  1                 13
        Custodian and accounting fees                                      211                 30                 54
        Printing and postage                                                31                 11                  9
        Professional fees                                                   61                 15                 22
        Registration fees                                                  100                 18                 23
        Transfer agent fees                                                 64                 39                 82
        Trustees' fees                                                       7                  1                  1
        Organization fees                                                   --                --^                  3
        Other                                                               21                  2                  2
----------------------------------------------------------------------------------------------------------------------
     Total expenses                                                      4,010                898              1,275
----------------------------------------------------------------------------------------------------------------------
        Less amounts waived                                              2,029                 33                177
        Less earnings credits                                               30                 --                  3
        Less expense reimbursements                                         21                 21                 29
----------------------------------------------------------------------------------------------------------------------
          Net expenses                                                   1,930                844              1,066
----------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                       15,475               (654)               729
----------------------------------------------------------------------------------------------------------------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS:
        Net realized gain on transactions from:
          Investments                                                    1,330            (20,219)             4,556
          Futures                                                        4,747                 --                 --
        Change in net unrealized appreciation
        (depreciation) of:
          Investments                                                   (2,625)            29,799             (8,556)
          Futures                                                         (157)                --                 --
----------------------------------------------------------------------------------------------------------------------
        Net realized and unrealized gain (loss) from
        investments and futures                                          3,295              9,580             (4,000)
----------------------------------------------------------------------------------------------------------------------
        Net increase (decrease) in net
        assets from operations                                         $18,770           $  8,926            $(3,271)
======================================================================================================================
*    Includes reimbursements of investment advisory,
     administration and shareholder servicing fees of :                $    54           $      3            $    13
======================================================================================================================

^    Amount rounds to less than one thousand.


                       SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan FUNDS

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited) (Amounts in thousands)

                                                                                                          FLEMING TAX AWARE
                                                                                                            INTERNATIONAL
                                                                                                         OPPORTUNITIES FUND
                                                                                                        --------------------
                                                                                                         11/1/01   4/30/01*
                                                                                                         THROUGH    THROUGH
                                                                                                         4/30/02   10/31/01
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                                                 $    834    $  1,046
  Net realized gain (loss) on investments, future contracts and foreign exchange transactions             (8,476)    (14,541)
  Change in net unrealized appreciation (depreciation) of investments and foreign exchange translations   22,424     (27,200)
-----------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations                                                     14,782     (40,695)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                                     (546)         --
-----------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) from capital share transactions                                                    3,134     220,354
-----------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                                                               17,370     179,659

NET ASSETS:
  Beginning of period                                                                                    179,659          --
-----------------------------------------------------------------------------------------------------------------------------
  End of period                                                                                         $197,029    $179,659
-----------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (overdistributed) net investment income                                     $    567    $    279
                                                                                                               TAX AWARE
                                                                                                          DISCIPLINED EQUITY
                                                                                                                 FUND
                                                                                                          -------------------
                                                                                                          11/1/01      YEAR
                                                                                                          THROUGH      ENDED
                                                                                                          4/30/02    10/31/01
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                                                  $  1,161    $   2,969
  Net realized gain (loss) on investments, future contracts and foreign exchange transactions              (2,724)     (26,681)
  Change in net unrealized appreciation (depreciation) of investments and foreign exchange translations     5,879      (82,833)
-----------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations                                                       4,316     (106,545)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                                    (2,367)      (1,881)
-----------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) from capital share transactions                                                   (46,816)     (56,376)
-----------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                                                               (44,867)    (164,802)

NET ASSETS:
  Beginning of period                                                                                     312,754      477,556
-----------------------------------------------------------------------------------------------------------------------------
  End of period                                                                                          $267,887    $ 312,754
-----------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (overdistributed) net investment income                                      $    159    $   1,365

*  Commencement of operations.


See notes to financial statements.

(Amounts in thousands)

                                                                                                      TAX AWARE
                                                                                                   ENHANCED INCOME
                                                                                                        FUND
                                                                                              ------------------------
                                                                                                11/1/01        YEAR
                                                                                                THROUGH        ENDED
                                                                                                4/30/02      10/31/01
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                                                                 $   15,475   $   18,499
  Net realized gain (loss) on investments and futures contracts                                     6,077        2,177
  Change in net unrealized appreciation (depreciation) of investments and futures contracts        (2,782)       5,302
------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations                                              18,770       25,978
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                           (15,671)     (18,402)
  Net realized gain on investment transactions                                                       (734)          --
------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                                           (16,405)     (18,402)
------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions                                             257,199      793,628
------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                                                       259,564      801,204

NET ASSETS:
  Beginning of period                                                                           1,136,792      335,588
------------------------------------------------------------------------------------------------------------------------
  End of period                                                                                $1,396,356   $1,136,792
------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (overdistributed) net investment income                            $      (86)  $      110
------------------------------------------------------------------------------------------------------------------------
                                                                                                     TAX AWARE
                                                                                                   SMALL COMPANY
                                                                                                OPPORTUNITIES FUND
                                                                                                --------------------
                                                                                                 11/1/01   12/12/00*
                                                                                                 THROUGH    THROUGH
                                                                                                 4/30/02   10/31/01
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                                                                  $   (654)  $ (1,139)
  Net realized gain (loss) on investments and futures contracts                                  (20,219)   (44,508)
  Change in net unrealized appreciation (depreciation) of investments and futures contracts       29,799    (33,457)
----------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations                                              8,926    (79,104)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                               --         --
  Net realized gain on investment transactions                                                        --         --
----------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                                               --         --
----------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions                                            (64,096)   227,746
----------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                                                      (55,170)   148,642

NET ASSETS:
  Beginning of period                                                                            148,642         --
----------------------------------------------------------------------------------------------------------------------
  End of period                                                                                 $ 93,472   $148,642
----------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (overdistributed) net investment income                             $   (654)  $     --
----------------------------------------------------------------------------------------------------------------------
                                                                                                     TAX AWARE
                                                                                                    U.S. EQUITY
                                                                                                       FUND
                                                                                                ------------------
                                                                                                11/1/01     YEAR
                                                                                                THROUGH     ENDED
                                                                                                4/30/02   10/31/01
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                                                                 $    729    $  1,388
  Net realized gain (loss) on investments and futures contracts                                   4,556      (4,197)
  Change in net unrealized appreciation (depreciation) of investments and futures contracts      (8,556)    (64,896)
--------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations                                            (3,271)    (67,705)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                          (1,282)       (789)
  Net realized gain on investment transactions                                                       --          --
--------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                                          (1,282)       (789)
--------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions                                            40,047      44,985
--------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                                                      35,494     (23,509)

NET ASSETS:
  Beginning of period                                                                           225,713     249,222
--------------------------------------------------------------------------------------------------------------------
  End of period                                                                                $261,207    $225,713
--------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (overdistributed) net investment income                            $    143    $    696
--------------------------------------------------------------------------------------------------------------------

* Commencement of operations.

See notes to financial statements.

JPMorgan FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

J.P. Morgan Series Trust ("JPMST") and Mutual Fund Group ("MFG"), (the "Trusts"), were organized on August 15, 1996 and May 11, 1987, respectively, as Massachusetts business trusts and are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end management investment companies. The following are five separate portfolios of the Trusts (collectively, the "Funds"):

FUND                                     CLASS OFFERED
--------------------------------------------------------------------------------------------
JPMorgan Fleming Tax Aware
International Opportunities
Fund ("FTAIO")                           Class A, Class B, Class C and Institutional

JPMorgan Tax Aware Disciplined
Equity Fund ("TADE")                     Institutional

JPMorgan Tax Aware Enhanced
Income Fund ("TAEI")                     Class A, Institutional and Select

JPMorgan Tax Aware Small Company
Opportunities Fund ("TASCO")             Class A, Class B, Class C and Select

JPMorgan Tax Aware
U.S. Equity Fund ("TAUSE")               Class A, Class B, Class C, Institutional and Select

TADE, TAEI, TASCO and TAUSE are separate series of JPMST and FTAIO is a separate series of MFG.

Class A Shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class and Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

As of April 30, 2002, substantially all of the net assets of FTAIO consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Fund is invested.

During the period ended April 30, 2002, TAUSE relieved securities of the fund ("Redemption in-kind") in exchange for the redemption of shares of the Select

Class. The effective date of the transaction was on January 18, 2002 and the securities were transferred at market value, which resulted in no unrealized gain or loss. See "Redemption in-kind" as outlined in Note 10. below.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financials statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, (other than convertible bonds), with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. FUTURES CONTRACTS -- When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation/(depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contract. Use of short futures contracts subject the Fund to unlimited risk.

The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2002, TAEI had outstanding futures contracts as listed on its Portfolio of Investments.

C. FOREIGN CURRENCY TRANSLATION-- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Funds' exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2002, FTAIO had outstanding forward foreign currency contracts as listed on its Portfolio of Investments.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

Purchases of To Be Announced (TBA), when-issued or delayed securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is each Fund's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

F. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular share class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

H. DISTRIBUTION TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the Unites States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. ORGANIZATION EXPENSES -- Organization and initial registration costs incurred (prior to June 30, 1998) in connection with establishing Funds have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE-- Pursuant to an Investment Advisory Agreement with each Trust, on behalf of the Funds, J.P. Morgan Investment Management Inc. ("JPMIM" or "Adviser"), an affiliate of JPMorgan Chase Bank ("JPMCB") and a wholly owned subsidiary of J.P. Morgan Chase & Co. acts as the investment adviser to the Funds. The Adviser supervises the investments of each respective fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                                         INVESTMENT
                      FUND               ADVISORY FEE (%)
                      -----------------------------------
                      FTAIO                       0.85
                      TADE                        0.35
                      TAEI                        0.25
                      TASCO                       0.85
                      TAUSE                       0.45

The Adviser waived fees as outlined in Note 3.F. below.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Funds in an amount sufficient to offset any duplicate investment advisory, administrative fee and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, L.P. ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                                                  INSTITUTIONAL     SELECT
    FUND                 CLASS A            CLASS B            CLASS C            CLASS             CLASS
-----------------------------------------------------------------------------------------------------------
    FTAIO                     1.80               2.30               2.30              1.00              n/a
    TADE                       n/a                n/a                n/a              0.55              n/a
    TAEI                      0.75                n/a                n/a              0.25             0.50
    TASCO                     1.65^              2.15^              2.15^              n/a             1.35
    TAUSE                     1.10^              1.60^              1.60^             0.70             0.84

The expense limitation percentages in the table above are due to expire as follows:

                                                                                INSTITUTIONAL     SELECT
    FUND               CLASS A            CLASS B            CLASS C            CLASS             CLASS
-----------------------------------------------------------------------------------------------------------
    FTAIO                2/28/03            2/28/03            2/28/03            2/28/03               n/a
    TADE                     n/a                n/a                n/a            2/28/05               n/a
    TAEI                 2/28/03                n/a                n/a            2/28/05           2/28/05
    TASCO                2/28/05^           2/28/05^           2/28/05^               n/a           2/28/05
    TAUSE                2/28/05^           2/28/05^           2/28/05^           2/28/05           2/28/05

^ The expense limitations of these classes have been increased by one percent for the period March 1, 2005 through February 28, 2012.

The Administrator waived fees and reimbursed expenses as outlined in Note 3.F. below.

C. DISTRIBUTION FEES-- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

    FUND                 CLASS A            CLASS B            CLASS C
--------------------------------------------------------------------------------
    FTAIO                     0.25               0.75               0.75
    TAEI                      0.25                n/a                n/a
    TASCO                     0.25               0.75               0.75
    TAUSE                     0.25               0.75               0.75

In addition, JPMFD receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

D. SHAREHOLDER SERVICING FEES -- The Trusts have entered into Shareholder Servicing Agreements with JPMCB under which JPMCB provides account administration and personal account maintenance service to the Funds' shareholders. JPMCB may obtain the services of one or more Shareholder Servicing Agents. For these services JPMCB or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                                                  INSTITUTIONAL     SELECT
    FUND                 CLASS A            CLASS B            CLASS C            CLASS             CLASS
------------------------------------------------------------------------------------------------------------
    FTAIO                     0.25               0.25               0.25              0.10               n/a
    TADE                       n/a                n/a                n/a              0.10               n/a
    TAEI                      0.25                n/a                n/a              0.10              0.25
    TASCO                     0.25               0.25               0.25               n/a              0.25
    TAUSE                     0.25               0.25               0.25              0.10              0.25

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and JPMST are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of TADE, TAEI, TASCO and TAUSE available to customers of investment advisers and other financial intermediaries who are Schwab's clients. TADE, TAEI, TASCO and TAUSE are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPMST and JPMCB is terminated, TADE, TAEI, TASCO and TAUSE would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

The Shareholder Servicing Agents have waived fees as outlined in Note 3.F.
below.

E. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provided portfolio accounting and custody services for FTAIO for the six months ended April 30, 2002 and from November 19, 2001 through April 30, 2002 for TADE, TAEI, TASCO and TAUSE. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

F. WAIVERS AND REIMBURSEMENTS -- For the six months ended April 30, 2002, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands):

                                        CONTRACTUAL WAIVERS
---------------------------------------------------------------------------------------------------
                   INVESTMENT                                   SHAREHOLDER            CONTRACTUAL
FUND                ADVISORY            ADMINISTRATION            SERVICING          REIMBURSEMENTS
---------------------------------------------------------------------------------------------------
FTAIO                  $ 141                 $ 75                    $ 91                 $ 24
TADE                      --                   63                     154                   --
TAEI                     560                  874                     595                   21
TASCO                     --                   28                       5                   21
TAUSE                     --                   84                      93                   29

G. OTHER-- Certain officers of the Trust(s) are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

4. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the six months ended April 30, 2002 (amounts in thousands):

                      SHAREHOLDER
FUND                   SERVICING           DISTRIBUTION          TRANSFER AGENT
--------------------------------------------------------------------------------
FTAIO
Class A                  $  8                    $  8                     $34
Class B                    --^                     --^                     --^
Class C                    --^                     --^                     --^
Institutional              91                     n/a                      11
--------------------------------------------------------------------------------
                         $ 99                    $  8                     $45
--------------------------------------------------------------------------------
TADE
Institutional            $154                     n/a                     $25
--------------------------------------------------------------------------------
TAEI
Class A                  $  5                    $  5                     $26
Institutional             574                     n/a                      15
Select                    240                     n/a                      23
--------------------------------------------------------------------------------
                         $819                    $  5                     $64
--------------------------------------------------------------------------------
TASCO
Class A                  $  1                    $  1                     $13
Class B                    --^                     --^                      4
Class C                    --^                     --^                      5
Select                    155                     n/a                      17
--------------------------------------------------------------------------------
                         $156                    $  1                     $39
--------------------------------------------------------------------------------
TAUSE
Class A                  $  4                    $  4                     $12
Class B                     3                       8                      13
Class C                    --^                      1                       1
Institutional              17                     n/a                      10
Select                    271                     n/a                      46
--------------------------------------------------------------------------------
                         $295                    $ 13                     $82
--------------------------------------------------------------------------------

^    Amounts round to less than one thousand.

5. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the six months ended April 30, 2002 are as follows (amounts in thousands):

                              NET
FUND                   INVESTMENT INCOME      REALIZED GAIN
-----------------------------------------------------------
FTAIO
Class A                     $     6                $ --
Class B                          --                  --
Class C                          --                  --
Institutional                   540                  --
-----------------------------------------------------------
                            $   546                $ --
-----------------------------------------------------------
TADE
Institutional               $ 2,367                $ --
-----------------------------------------------------------
TAEI
Class A                     $    31                $ --
Institutional                13,610                 630
Select                        2,030                 104
-----------------------------------------------------------
                            $15,671                $734
-----------------------------------------------------------
TAUSE
Class A                     $    12                $ --
Class B                           3                  --
Class C                          --                  --
Institutional                   273                  --
Select                          994                  --
-----------------------------------------------------------
                            $ 1,282                $ --
-----------------------------------------------------------

6. INVESTMENT TRANSACTIONS

For the six months ended April 30, 2002, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                PURCHASES            SALES          PURCHASES         SALES
             (EXCLUDING U.S.    (EXCLUDING U.S.      OF U.S.         OF U.S.
FUND           GOVERNMENT)        GOVERNMENT)      GOVERNMENT      GOVERNMENT
--------------------------------------------------------------------------------
FTAIO         $   88,279          $   83,982        $     --        $     --
TADE              86,327             133,508              --              --
TAEI           1,416,980           1,112,205         246,176         246,881
TASCO             38,696             102,690              --              --
TAUSE             81,485              44,574              --              --

7. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of the investment securities at April 30, 2002, are as follows (amounts in thousands):

                                    GROSS            GROSS        NET UNREALIZED
                                 UNREALIZED       UNREALIZED       APPRECIATION/
FUND        AGGREGATE COST      APPRECIATION     DEPRECIATION     (DEPRECIATION)
--------------------------------------------------------------------------------
FTAIO          $  199,483          $13,742         $(18,451)          $ (4,709)
TADE              290,133           23,406          (45,648)           (22,242)
TAEI            1,407,594            3,434             (323)             3,111
TASCO              97,231           11,277          (14,935)            (3,658)
TAUSE             287,051           14,980          (40,792)           (25,812)

8. BANK BORROWINGS

Pursuant to a Line of Credit Agreement dated April 12, 2002, the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $400 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 11, 2003.

Prior to April 12, 2002, TADE, TAEI, TASCO and TAUSE could borrow money for temporary or emergency purposes, such as funding shareholder redemptions. These Funds, along with certain other funds managed by JPMIM, had entered into a $150,000,000 bank line of credit agreement with Chase Manhattan Bank ("Chase", an affiliate of JPMIM), as administrative agent and Commerzbank AG as co-administrative agent. Borrowings under the agreement would bear interest at approximate market rates. A commitment fee was charged at an annual rate of 0.085% on the unused portion of the commitment amount. This agreement expired on April 11, 2002.

FTAIO could borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must have been repaid before the Fund could make additional investments. The Fund had entered into an agreement, enabling them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $350 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment, of 0.10% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings were payable on demand. This agreement expired on April 11, 2002.

The Funds had no borrowings outstanding at April 30, 2002, nor at anytime during the six months then ended.

9. CONCENTRATIONS OF RISK

As of April 30, 2002, FTAIO invested approximately 20.9% and 20.5% of its net assets in issuers in the United Kingdom and Japan, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

10. CAPITAL SHARE TRANSACTIONS

Capital share tranactions were as follows for the periods presented (Amounts in thousands):

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A SHARES    CLASS B SHARES  CLASS C SHARES  INSTITUTIONAL SHARES
                                                              ---------------  ---------------  --------------- --------------------
                                                              AMOUNT   SHARES  AMOUNT   SHARES  AMOUNT   SHARES  AMOUNT   SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  SIX MONTHS ENDED APRIL 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                   $5,743     453      $15       1      $--       --  $ 54,070   4,192
Shares issued in reinvestment of distributions                     3      --       --      --       --       --       127      10
Shares redeemed                                                 (843)    (67)      (5)     --       --       --   (55,976) (4,303)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding            $4,903     386      $10       1      $--       --  $ (1,779)   (101)
====================================================================================================================================
                                                                                  PERIOD ENDED OCTOBER 31, 2001 *
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                   $4,336     336      $30       2      $10        1  $272,433  18,677
Shares issued in reinvestment of distributions                    --      --       --      --       --       --        --      --
Shares redeemed                                                 (492)    (41)      --      --       --       --   (55,963) (4,519)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                       $3,844     295      $30       2      $10        1  $216,470  14,158
====================================================================================================================================

* For Class A, B, C and Institutional Shares, from commencement of offering on April 30, 2001.

                       See notes to financial statements.

TAX AWARE DISCIPLINED EQUITY FUND
-----------------------------------------------------------------------------------------
                                                              INSTITUTIONAL SHARES
                                                        ---------------------------------
                                                             AMOUNT           SHARES
-----------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED APRIL 30, 2002
-----------------------------------------------------------------------------------------
Shares sold                                                $  78,779             5,151
Shares issued in reinvestment of distributions                 1,760               114
Shares redeemed                                             (127,355)           (8,426)
-----------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding                    $ (46,816)           (3,161)
=========================================================================================
                                                           YEAR ENDED OCTOBER 31, 2001
-----------------------------------------------------------------------------------------
Shares sold                                                $ 137,479             8,525
Shares issued in reinvestment of distributions                 1,445                85
Shares redeemed                                             (195,300)          (12,126)
-----------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding                    $ (56,376)           (3,516)
=========================================================================================

TAX AWARE ENHANCED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                        CLASS A SHARES   INSTITUTIONAL SHARES      SELECT SHARES
                                                                       ----------------  --------------------  ---------------------
                                                                        AMOUNT   SHARES     AMOUNT    SHARES     AMOUNT    SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   SIX MONTHS ENDED APRIL 30, 2002 *
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                            $13,210   1,307   $ 712,760    70,578   $ 117,521    11,630
Shares issued in reinvestment of distributions                              13       1      10,398     1,030       1,065       105
Shares redeemed                                                         (4,170)   (412)   (485,194)  (48,044)   (108,404)  (10,729)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                                $ 9,053     896   $ 237,964    23,564   $  10,182     1,006
====================================================================================================================================
                                                                                       YEAR ENDED OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                            $    --      --   $ 961,536   267,846   $ 196,105    39,423
Shares issued in reinvestment of distributions                              --      --      14,937     5,498       1,669       640
Shares redeemed                                                             --      --    (331,121) (329,304)    (49,498)  (40,117)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding                     $    --      --   $ 645,352   (55,960)  $ 148,276       (54)
====================================================================================================================================

* For Class A Shares, from commencement of offering on November 30, 2001.

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A SHARES    CLASS B SHARES   CLASS C SHARES    SELECT SHARES
                                                              ---------------  ---------------   ---------------  ------------------
                                                              AMOUNT   SHARES  AMOUNT   SHARES   AMOUNT   SHARES  AMOUNT   SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  SIX MONTHS ENDED APRIL 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $447      40      $54       4     $  5        1  $ 15,420    1,349
Shares issued in reinvestment of distributions                    --      --       --      --       --       --        --       --
Shares redeemed                                                  (57)     (5)      (5)     --       --       --   (79,960)  (6,993)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding              $390      35      $49       4     $  5        1  $(64,540)  (5,644)
====================================================================================================================================
                                                                                  PERIOD ENDED OCTOBER 31, 2001 *
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $262      22      $85       8     $156       11  $298,345   20,797
Shares issued in reinvestment of distributions                    --      --       --      --       --       --        --       --
Shares redeemed                                                  (33)     (3)      --      --       --       --   (71,069)  (6,575)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                         $229      19      $85       8     $156       11  $227,276   14,222
====================================================================================================================================

* For Class A, B and C Shares, from commencement of offering on April 16, 2001. For Select Shares, from commencement of offering on December 12, 2000.

TAX AWARE U.S. EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A SHARES     CLASS B SHARES         CLASS C SHARES
                                                              -----------------    ----------------       ------------------
                                                                AMOUNT   SHARES    AMOUNT    SHARES       AMOUNT    SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS ENDED APRIL 30, 2002
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $4,406     268    $ 2,348       144        $ 249        16
Shares issued in reinvestment of distributions                       9       1          3        --           --        --
Shares redeemed                                                   (120)     (7)      (269)      (17)        (106)       (7)
----------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                         $4,295     262    $ 2,082       127        $ 143         9
============================================================================================================================
                                                                             PERIOD ENDED OCTOBER 31, 2001 *
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     $  992      59    $ 1,294        77        $ 116         7
Shares issued in reinvestment of distributions                      --      --         --        --           --        --
Shares redeemed                                                    (83)     (5)        --        --           --        --
----------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                         $  909      54    $ 1,294        77        $ 116         7
============================================================================================================================
                                                                                INSTITUTIONAL SHARES       SELECT SHARES
                                                                              -----------------------   --------------------
                                                                                  AMOUNT     SHARES      AMOUNT     SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                      SIX MONTHS ENDED APRIL 30, 2002
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                      $ 52,837     4,566     $ 46,559     2,832
Shares issued in reinvestment of distributions                                        194        16          688        41
Shares redeemed                                                                   (19,027)   (1,591)     (41,435)   (2,508)
Redemption in-kind                                                                     --        --       (6,289)     (379)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding                               $ 34,004     2,991     $   (477)      (14)
============================================================================================================================
                                                                                        YEAR ENDED OCTOBER 31, 2001
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                      $ 16,235     1,265     $ 94,111     5,248
Shares issued in reinvestment of distributions                                         50         4          529        29
Shares redeemed                                                                    (2,004)     (165)     (66,255)   (3,876)
----------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                                          $ 14,281     1,104     $ 28,385     1,401
============================================================================================================================

* For Class A, B and C Shares, from commencement of offering on April 16, 2001.

JPMORGAN FUNDS
FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                            FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
                                                                          ------------------------------------------------------
                                                                                 CLASS A                          CLASS B
                                                                          ----------------------          ----------------------
                                                                          11/1/01       4/30/01*          11/1/01       4/30/01*
                                                                          THROUGH       THROUGH           THROUGH       THROUGH
                                                                          4/30/02       10/31/01          4/30/02       10/31/01
                                                                          -------       --------          -------       --------
Per share operating performance:
Net asset value, beginning of period                                       $12.38        $ 15.00           $12.35        $ 15.00
                                                                          -------       --------          -------       --------
Income from investment operations:
  Net investment income (loss)                                               0.02^          0.08^           (0.02)^         0.01^
  Net gains or losses on securities (both realized and unrealized)           0.90          (2.70)            0.91          (2.66)
                                                                          -------       --------          -------       --------
    Total from investment operations                                         0.92          (2.62)            0.89          (2.65)
                                                                          -------       --------          -------       --------
Less distributions:
  Dividends from net investment income                                       0.01             --               --             --
                                                                          -------       --------          -------       --------
Net asset value, end of period                                             $13.29        $ 12.38           $13.24        $ 12.35
                                                                          =======       ========          =======       ========
Total Return (1)                                                             7.47%(b)     (17.47%)           7.21%(b)     (17.67%)
Ratios/supplemental data:
  Net assets, end of period (millions)                                     $    9        $     4           $   --@       $    --@
Ratios to average net assets:#
  Expenses                                                                   1.80%          1.80%            2.30%          2.29%
  Net investment income                                                      0.32%          0.29%           (0.38%)        (0.20%)
  Expenses without waivers, reimbursements and earnings credits              2.76%          5.48%+           3.36%         20.63%+
  Net investment income without waivers,
    reimbursements and earnings credits                                     (0.64%)        (3.39%)+         (1.44%)       (18.54%)+
Portfolio turnover rate                                                        46%            43%              46%            43%

                                                                           FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
                                                                         ------------------------------------------------------
                                                                                 CLASS C                      INSTITUTIONAL
                                                                         ----------------------          ----------------------
                                                                         11/1/01       4/30/01*          11/1/01       4/30/01*
                                                                         THROUGH        THROUGH          THROUGH       THROUGH
                                                                         4/30/02       10/31/01          4/30/02       10/31/01
                                                                         -------       --------          -------       --------
Per share operating performance:
Net asset value, beginning of period                                      $12.35        $ 15.00           $12.43        $ 15.00
                                                                         -------       --------          -------       --------
Income from investment operations:
  Net investment income (loss)                                             (0.03)^        (0.02)^           0.06^          0.07^
  Net gains or losses on securities (both realized and unrealized)          0.92          (2.63)            0.92          (2.64)
                                                                         -------       --------          -------       --------
    Total from investment operations                                        0.89          (2.65)            0.98          (2.57)
                                                                         -------       --------          -------       --------
Less distributions:
  Dividends from net investment income                                        --             --             0.04             --
                                                                         -------       --------          -------       --------
Net asset value, end of period                                            $13.24        $ 12.35           $13.37        $ 12.43
                                                                         =======       ========          =======       ========
Total Return (1)                                                            7.21%(b)     (17.67%)           7.88%  (b)   (17.13%)(b)
Ratios/supplemental data:
  Net assets, end of period (millions)                                    $   --@       $   --@           $  188        $   176
Ratios to average net assets:#
  Expenses                                                                  2.30%          2.28%            1.00%          1.00%
  Net investment income                                                    (0.40%)        (0.19%)           0.91%          1.09%
  Expenses without waivers, reimbursements and earnings credits             3.30%         37.67%+           1.33%          1.33%
  Net investment income without waivers,
    reimbursements and earnings credits                                    (1.40%)       (35.58%)+          0.58%          0.76%
Portfolio turnover rate                                                       46%            43%              46%            43%(b)

----------------------------
 *   Commencement of offering of class of shares.
 ^   Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 @   Amounts round to less than one million.
 #   Short periods have been annualized.
 + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(b)  Not annualized.

See notes to financial statements.

                                                                                TAX AWARE DISCIPLINED EQUITY FUND
                                                                --------------------------------------------------------------
                                                                                          INSTITUTIONAL
                                                                --------------------------------------------------------------
                                                                11/01/01                   YEAR ENDED                 1/30/97*
                                                                 THROUGH     ---------------------------------------   THROUGH
                                                                 4/30/02     10/31/01   10/31/00  10/31/99  10/31/98  10/31/97
                                                                --------     --------   --------  --------  --------  ---------
Per share operating performance:
Net asset value, beginning of period                              $14.36       $18.87     $18.19    $14.71    $12.08     $10.00
                                                                --------     --------   --------  --------  --------  ---------
Income from investment operations:
  Net investment income                                             0.06         0.14       0.15      0.15      0.11       0.06
  Net gains or losses on securities (both realized and
   unrealized)                                                      0.08        (4.57)      0.68      3.48      2.68       2.02
                                                                --------     --------   --------  --------  --------  ---------
    Total from investment operations                                0.14        (4.43)      0.83      3.63      2.79       2.08
                                                                --------     --------   --------  --------  --------  ---------
Less distributions:
  Dividends from net investment income                              0.12         0.08       0.15      0.15      0.16         --
                                                                --------     --------   --------  --------  --------  ---------
Net asset value, end of period                                    $14.38       $14.36     $18.87    $18.19    $14.71     $12.08
                                                                ========     ========   ========  ========  ========  =========
Total Return                                                        0.90%(b)   (23.55%)     4.54%    24.72%    23.26%     20.80%
Ratios/supplemental data:
  Net assets, end of period (millions)                              $268         $313       $478      $341       $90        $12
Ratios to average net assets:#
  Expenses                                                          0.55%        0.55%      0.55%     0.55%     0.55%      0.55%
  Net investment income                                             0.76%        0.77%      0.78%     0.94%     0.97%      1.19%
  Expenses without waivers, reimbursements and earnings credits     0.69%        0.60%      0.59%     0.65%     1.02%      4.59%
  Net investment income without waivers, reimbursements and
   earnings credits                                                 0.62%        0.72%      0.74%     0.84%     0.50%     (2.85%)
Portfolio turnover rate                                               29%          44%        51%       40%       57%        35%(b)

----------------------
 *  Commencement of offering of class of shares.
 #  Short periods have been annualized.
(b) Not annualized.

See notes to financial statements.

                                                                                   TAX AWARE ENHANCED INCOME FUND
                                                                     ---------------------------------------------------------
                                                                      CLASS A                     INSTITUTIONAL
                                                                     ---------    --------------------------------------------
                                                                     11/30/01*     11/1/01         YEAR ENDED        4/16/99*
                                                                      THROUGH      THROUGH     --------------------   THROUGH
                                                                      4/30/02      4/30/02     10/31/01^  10/31/00^  10/31/99^
                                                                     ---------     -------     ---------  ---------  ---------
Per share operating performance:
Net asset value, beginning of period                                    $10.10      $10.10        $ 9.95      $9.95     $10.00
                                                                     ---------     -------     ---------  ---------  ---------
Income from investment operations:
  Net investment income                                                   0.08        0.12          0.39       0.45       0.20
  Net gains or losses on securities (both realized and unrealized)        0.04        0.03          0.15         --      (0.05)
                                                                     ---------     -------     ---------  ---------  ---------
    Total from investment operations                                      0.12        0.15          0.54       0.45       0.15
                                                                     ---------     -------     ---------  ---------  ---------
Less distributions:
  Dividends from net investment income                                    0.08        0.12          0.39       0.45       0.20
  Distributions from capital gains                                        0.01        0.01            --         --         --
                                                                     ---------     -------     ---------  ---------  ---------
    Total distributions                                                   0.09        0.13          0.39       0.45       0.20
                                                                     ---------     -------     ---------  ---------  ---------
Net asset value, end of period                                          $10.13      $10.12        $10.10      $9.95     $ 9.95
                                                                     =========     =======     =========  =========  =========
Total Return (1)                                                          1.12%(b)    1.44%(b)      5.63%      4.55%      1.57%(b)
Ratios/supplemental data:
  Net assets, end of period (millions)                                  $    9      $1,191        $  951      $ 299     $  355
Ratios to average net assets:#
  Expenses                                                                0.75%       0.25%         0.25%      0.25%      0.25%
  Net investment income                                                   1.64%       2.34%         3.80%      4.43%      4.01%
  Expenses without waivers, reimbursements and earnings credits           0.98%       0.57%         0.50%      0.50%      0.57%
  Net investment income without waivers, reimbursements and earnings
   credits                                                                1.41%       2.02%         3.55%      4.18%      3.69%
Portfolio turnover rate                                                    107%        107%          142%       172%        69%(b)

                                                                                     TAX AWARE ENHANCED INCOME FUND
                                                                             -------------------------------------------
                                                                                                 SELECT
                                                                             -------------------------------------------
                                                                             11/1/01          YEAR ENDED        5/6/99*
                                                                             THROUGH     --------------------   THROUGH
                                                                             4/30/02     10/31/01^  10/31/00^  10/31/99^
                                                                             -------     ---------  ---------  ---------
Per share operating performance:
Net asset value, beginning of period                                          $10.11        $ 9.95      $9.95     $10.00
                                                                             -------     ---------  ---------  ---------
Income from investment operations:
  Net investment income                                                         0.11          0.36       0.40       0.20
  Net gains or losses on securities (both realized and unrealized)              0.03          0.16      --         (0.05)
                                                                             -------     ---------  ---------  ---------
    Total from investment operations                                            0.14          0.52       0.40       0.15
                                                                             -------     ---------  ---------  ---------
Less distributions:
  Dividends from net investment income                                          0.11          0.36       0.40       0.20
  Distributions from capital gains                                              0.01            --         --         --
                                                                             -------     ---------  ---------  ---------
    Total distributions                                                         0.12          0.36       0.40       0.20
                                                                             -------     ---------  ---------  ---------
Net asset value, end of period                                                $10.13        $10.11      $9.95     $ 9.95
                                                                             =======     =========  =========  =========
Total Return (1)                                                                1.32%(b)      5.47%      4.29%      1.29%(b)
Ratios/supplemental data:
  Net assets, end of period (millions)                                        $  196        $  186      $  37     $   28
Ratios to average net assets:#
  Expenses                                                                      0.50%         0.50%      0.50%      0.50%
  Net investment income                                                         2.10%         3.51%      4.23%      3.75%
  Expenses without waivers, reimbursements and earnings credits                 0.74%         0.67%      0.67%      0.72%
  Net investment income without waivers, reimbursements and earnings credits    1.86%         3.34%      4.06%      3.53%
Portfolio turnover rate                                                          107%          142%       172%        69%(b)

----------------------
 *   Commencement of offering of class of shares.
 ^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 of 5).
(1)  Total return figures do not include the effect of any front-end sales load.
 #   Short periods have been annualized.
(b)  Not annualized.

See notes to financial statements.

                                                                                  TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
                                                                                ---------------------------------------------
                                                                                      CLASS A                  CLASS B
                                                                                ---------------------     -------------------
                                                                                11/1/01      4/16/01 *    11/1/01    4/16/01 *
                                                                                THROUGH       THROUGH     THROUGH     THROUGH
                                                                                4/30/02      10/31/01     4/30/02    10/31/01
                                                                                -------      --------     -------    --------
Per share operating performance:
Net asset value, beginning of period                                             $10.39       $12.17      $10.42      $12.17
                                                                                 ------       ------      ------      ------
Income from investment operations:
  Net investment income (loss)                                                    (0.08)^      (0.08)^     (0.10)^     (0.11)^
  Net gains or losses on securities (both realized and unrealized)                 0.44        (1.70)       0.44       (1.64)
                                                                                 ------       ------      ------      ------
    Total from investment operations                                               0.36        (1.78)       0.34       (1.75)
                                                                                 ------       ------      ------      ------
Less distributions:
  Dividends from net investment income                                               --           --          --          --
                                                                                 ------       ------      ------      ------
Net asset value, end of period                                                   $10.75       $10.39      $10.76      $10.42
                                                                                 ======       ======      ======      ======
Total Return (1)                                                                   3.46%(b)   (14.63%)(b)   3.26%(b)  (14.38%)(b)
Ratios/supplemental data:
  Net assets, end of period (millions)                                           $    1       $   --@     $   --@     $   --@
Ratios to average net assets:#
  Expenses                                                                         1.65%        1.64%       2.15%       2.15%
  Net investment income                                                           (1.35%)      (1.10%)     (1.86%)     (1.61%)
  Expenses without waivers, reimbursements and earnings credits                    8.60%+      17.86%+      9.58%+     50.28%+
  Net investment income without waivers, reimbursements and earnings credits      (8.30%)+    (17.32%)+    (9.29%)+   (49.74%)+
Portfolio turnover rate                                                              32%          92%(b)      32%         92%(b)

                                                                                  TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
                                                                                ---------------------------------------------
                                                                                      CLASS C                   SELECT
                                                                                --------------------      -------------------
                                                                                11/1/01     4/16/01 *     11/1/01    12/12/00 *
                                                                                THROUGH      THROUGH      THROUGH     THROUGH
                                                                                4/30/02     10/31/01      4/30/02    10/31/01
                                                                                -------     --------      -------    --------
Per share operating performance:
Net asset value, beginning of period                                            $10.36       $12.17       $10.42      $15.00
                                                                                ------       ------       ------      ------
Income from investment operations:
  Net investment income (loss)                                                   (0.10)^      (0.11)^      (0.06)^     (0.08)^
  Net gains or losses on securities (both realized and unrealized)                0.44        (1.70)        0.44       (4.50)
                                                                                ------       ------       ------      ------
    Total from investment operations                                              0.34        (1.81)        0.38       (4.58)
                                                                                ------       ------       ------      ------
Less distributions:
  Dividends from net investment income                                              --           --           --          --
                                                                                ------       ------       ------      ------
Net asset value, end of period                                                  $10.70       $10.36       $10.80      $10.42
                                                                                ======       ======       ======      ======
Total Return (1)                                                                  3.28%(b)   (14.87%)(b)    3.65%(b)  (30.53%)(b)
Ratios/supplemental data:
  Net assets, end of period (millions)                                          $   --@      $   --@      $   92      $  149
Ratios to average net assets:#
  Expenses                                                                        2.15%        2.09%        1.35%       1.22%
  Net investment income                                                          (1.85%)      (1.55%)      (1.05%)     (0.68%)
  Expenses without waivers, reimbursements and earnings credits                   9.71%+      18.24%+       1.40%       1.22%
  Net investment income without waivers, reimbursements and earnings credits     (9.41%)+    (17.74%)+     (1.10%)     (0.68%)
Portfolio turnover rate                                                             32%          92%(b)       32%         92%(b)

*   Commencement of offering of class of shares.
^   Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
@   Amounts round to less than one million.
#   Short periods have been annualized.
+ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(b) Not annualized.

                       See notes to financial statements.

                                                                                         TAX AWARE U.S. EQUITY FUND
                                                                                ---------------------------------------------
                                                                                       CLASS A                  CLASS B
                                                                                ---------------------     -------------------
                                                                                11/1/01      4/16/01*     11/1/01    4/16/01*
                                                                                THROUGH       THROUGH     THROUGH     THROUGH
                                                                                4/30/02      10/31/01     4/30/02    10/31/01
                                                                                -------      --------     -------    --------
Per share operating performance:
Net asset value, beginning of period                                             $15.58       $16.88       $15.47     $16.88
                                                                                 ------       ------       ------     ------
Income from investment operations:
  Net investment income                                                            0.02^        0.03^       (0.02)^    (0.03)^
  Net gains or losses on securities (both realized and unrealized)                (0.18)       (1.27)       (0.18)     (1.33)
                                                                                 ------       ------       ------     ------
    Total from investment operations                                              (0.16)       (1.24)       (0.20)     (1.36)
                                                                                 ------       ------       ------     ------
Less distributions:
  Dividends from net investment income                                             0.07         0.06         0.03       0.05
                                                                                 ------       ------       ------     ------
Net asset value, end of period                                                   $15.35       $15.58       $15.24     $15.47
                                                                                 ======       ======       ======     ======
Total Return (1)                                                                  (1.04%)(b)   (7.38%)(b)   (1.32%)(b) (8.09%)(b)
Ratios/supplemental data:
  Net assets, end of period (millions)                                           $    5       $    1       $    3     $    1
Ratios to average net assets:#
  Expenses                                                                         1.10%        1.04%        1.60%      1.60%
  Net investment income                                                            0.28%        0.33%       (0.21%)    (0.35%)
  Expenses without waivers, reimbursements and earnings credits                    2.00%        8.73%        2.90%      7.71%
  Net investment income without waivers, reimbursements and
    earnings credits                                                              (0.62%)      (7.36%)      (1.51%)    (6.46%)
Portfolio turnover rate                                                              18%          22%(b)       18%        22%(b)

                                                                                        TAX AWARE U.S. EQUITY FUND
                                                                     ------------------------------------------------------------
                                                                           CLASS C                       INSTITUTIONAL
                                                                     ---------------------     ----------------------------------
                                                                     11/1/01      4/16/01*     11/1/01        YEAR       9/15/00*
                                                                     THROUGH      THROUGH      THROUGH        ENDED      THROUGH
                                                                     4/30/02      10/31/01     4/30/02      10/31/01     10/31/00
                                                                     -------      --------     -------      --------     --------
Per share operating performance:
Net asset value, beginning of period                                  $15.45       $16.88       $11.15       $14.73       $15.00
                                                                      ------       ------       ------       ------       ------
Income from investment operations:
  Net investment income                                                (0.02)^      (0.02)^       0.04^        0.08^        0.01^
  Net gains or losses on securities (both realized and unrealized)     (0.18)       (1.35)       (0.12)       (3.55)       (0.28)
                                                                      ------       ------       ------       ------       ------
    Total from investment operations                                   (0.20)       (1.37)       (0.08)       (3.47)       (0.27)
                                                                      ------       ------       ------       ------       ------
Less distributions:
  Dividends from net investment income                                  0.03         0.06         0.10         0.11           --
                                                                      ------       ------       ------       ------       ------
Net asset value, end of period                                        $15.22       $15.45       $10.97       $11.15       $14.73
                                                                      ======       ======       ======       ======       ======
Total Return (1)                                                       (1.31%)(b)   (8.16%)(b)   (0.80%)(b)  (23.67%)(b)  (1.80%)(b)
Ratios/supplemental data:
  Net assets, end of period (millions)                                $   --@      $   --@      $   45       $   12       $   --@
Ratios to average net assets:#
  Expenses                                                              1.60%        1.57%        0.70%        0.70%        0.70%
  Net investment income                                                (0.24%)      (0.17%)       0.75%        0.69%        0.51%
  Expenses without waivers, reimbursements and earnings credits         3.11%       23.55%+       0.85%        0.93%        0.85%
  Net investment income without waivers, reimbursements and
    earnings credits                                                   (1.75%)     (22.15%)+      0.60%        0.46%        0.36%
Portfolio turnover rate                                                   18%          22%(b)       18%          22%          15%(b)

*   Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#   Short periods have been annualized.
^   Calculated based on average shares outstanding.
@   Amounts round to less than one million.
+ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(b) Not annualized.

                       See notes to financial statements.

                                                                                                  TAX AWARE U.S. EQUITY FUND
                                                                               ----------------------------------------------------
                                                                                                            SELECT
                                                                               ----------------------------------------------------
                                                                               11/1/01                        YEAR ENDED
                                                                               THROUGH      ---------------------------------------
                                                                               4/30/02      10/31/01   10/31/00  10/31/99  10/31/98
                                                                               -------      --------   --------  --------  --------
Per share operating performance:
Net asset value, beginning of period                                            $15.59       $20.51     $18.73    $15.19    $12.57
                                                                                ------       ------     ------    ------    ------
Income from investment operations:
  Net investment income                                                           0.05^        0.10^      0.09      0.10      0.08
  Net gains or losses on securities (both realized and unrealized)               (0.19)       (4.96)      1.77      3.55      2.65
                                                                                ------       ------     ------    ------    ------
    Total from investment operations                                             (0.14)       (4.86)      1.86      3.65      2.73
                                                                                ------       ------     ------    ------    ------
Less distributions:
  Dividends from net investment income                                            0.08         0.06       0.08      0.11      0.11
                                                                                ------       ------     ------    ------    ------
Net asset value, end of period                                                  $15.37       $15.59     $20.51    $18.73    $15.19
                                                                                ======       ======     ======    ======    ======
Total Return                                                                     (0.97%)(b)  (23.76%)     9.96%    24.05%    21.81%
Ratios/supplemental data:
  Net assets, end of period (millions)                                          $  208       $  212     $  249    $  163    $   77
Ratios to average net assets:#
  Expenses                                                                        0.84%        0.84%      0.85%     0.85%     0.85%
  Net investment income                                                           0.55%        0.56%      0.46%     0.58%     0.63%
  Expenses without waivers, reimbursements and earnings credits                   0.98%        0.87%      0.85%     0.90%     1.09%
  Net investment income without waivers, reimbursements and earnings credits      0.41%        0.53%      0.46%     0.53%     0.39%
Portfolio turnover rate                                                             18%          22%        15%       29%       44%

                                                                                  TAX AWARE
                                                                               U.S. EQUITY FUND
                                                                               ----------------
                                                                                 SELECT
                                                                               ----------------
                                                                                   12/18/96*
                                                                                    THROUGH
                                                                                   10/31/97
                                                                               ----------------
Per share operating performance:
Net asset value, beginning of period                                                $10.00
                                                                                    ------
Income from investment operations:
  Net investment income                                                               0.06
  Net gains or losses on securities (both realized and unrealized)                    2.52
                                                                                    ------
    Total from investment operations                                                  2.58
                                                                                    ------
Less distributions:
  Dividends from net investment income                                                0.01
                                                                                    ------
Net asset value, end of period                                                      $12.57
                                                                                    ======
Total Return                                                                         25.83%(b)
Ratios/supplemental data:
  Net assets, end of period (millions)                                              $   26
Ratios to average net assets:#
  Expenses                                                                            0.85%
  Net investment income                                                               0.70%
  Expenses without waivers, reimbursements and earnings credits                       2.16%
  Net investment income without waivers, reimbursements and earnings credits         (0.61%)
Portfolio turnover rate                                                                 23%(b)

*   Commencement of offering of class of shares.
^   Calculated based on average shares outstanding.
#   Short periods have been annualized.
(b) Not annualized.

                       See notes to financial statements.

JPMorgan Funds

U.S. EQUITY FUNDS
Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS
Select Balanced Fund
Select Equity Income Fund
Select International Equity Fund
Select Large Cap Equity Fund
Select Large Cap Growth Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS
Fleming Tax Aware International
      Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Small Company
      Opportunities Fund
Tax Aware U.S. Equity Fund

SPECIALTY FUNDS
Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

INTERNATIONAL EQUITY FUNDS
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Growth Fund
Fleming International Value Fund
Fleming International Opportunities Fund
Fleming Japan Fund
Fleming Pacific Region Fund

INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short Term Bond Fund
Short-Term Bond Fund II
Strategic Income Fund
U.S. High Yield Bond Fund
U.S. Treasury Income Fund

TAXFREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free
      Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities
      Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

SEMI-ANNUAL REPORT (UNAUDITED)

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank (Chase). Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the funds without examination by independent accountants, who express no opinion thereto.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

         (C)J.P. Morgan Chase & Co., 2002 All Rights Reserved. June 2002

                                                                      SAN-TA-602